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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5032

BARON INVESTMENT FUNDS TRUST f/k/a
BARON ASSET FUND

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor
New York, NY 10153
(Address of Principal Executive Offices) (Zip Code)

Patrick M. Patalino, General Counsel
c/o Baron Investment Funds Trust
767 Fifth Avenue, 49th Floor
New York, NY 10153
(Name and Address of Agent for Service)

(Registrant’s Telephone Number, including Area Code): 212-583-2000

Date of fiscal year end: September 30

Date of reporting period: March 31, 2012

          Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

          A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

          Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

          SEC 2569 (5-07)

1. Reports to Stockholders

Baron Investment Funds Trust Semi-Annual Report for the period ended March 31, 2012

Baron Asset Fund	Baron Funds®
Baron Growth Fund
Baron Small Cap Fund
Baron Opportunity Fund
Baron Fifth Avenue Growth Fund

March 31, 2012	Semi-Annual Financial Report

Baron Asset Fund
Ticker Symbols:
Retail Shares: BARAX
Institutional Shares: BARIX
Performance	2
Top Ten Holdings	3
Sector Breakdown	3
Management’s Discussion of Fund Performance	3

Baron Growth Fund
Ticker Symbols:
Retail Shares: BGRFX
Institutional Shares: BGRIX
Performance	4
Top Ten Holdings	5
Sector Breakdown	5
Management’s Discussion of Fund Performance	5

Baron Small Cap Fund
Ticker Symbols:
Retail Shares: BSCFX
Institutional Shares: BSFIX
Performance	6
Top Ten Holdings	7
Sector Breakdown	7
Management’s Discussion of Fund Performance	7

Baron Opportunity Fund
Ticker Symbols:
Retail Shares: BIOPX
Institutional Shares: BIOIX
Performance	8
Top Ten Holdings	9
Sector Breakdown	9
Management’s Discussion of Fund Performance	9

Baron Fifth Avenue Growth Fund
Ticker Symbols:
Retail Shares: BFTHX
Institutional Shares: BFTIX
Performance	10
Top Ten Holdings	11
Sector Breakdown	11
Management’s Discussion of Fund Performance	11

Financial Statements

Statements of Net Assets	12
Statements of Assets and Liabilities	24
Statements of Operations	25
Statements of Changes in Net Assets	26
Notes to Financial Statements	28

Financial Highlights	36

Fund Expenses	41

DEAR BARON FUNDS SHAREHOLDER:
In this report you will find unaudited financial statements for Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund (the “Funds”) for the six months ended March 31, 2012. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.
We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.
Sincerely,

Ronald Baron	Linda S. Martinson	Peggy Wong
Chief Executive Officer and	Chairman, President and	Treasurer and
Chief Investment Officer	Chief Operating Officer	Chief Financial Officer
May 18, 2012	May 18, 2012	May 18, 2012

This Semi-Annual Financial Report is for the Baron Investment Funds Trust, which currently has five series: Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund. If you are interested in the Baron Select Funds, which contains the Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund series, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.
A description of the Funds’ proxy voting policies and procedures is available without charge on the Funds’ website, www.BaronFunds.com, or by calling 1-800-99BARON, and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. A copy of the Funds’ Forms N-Q may also be obtained upon request by calling 1-800-99BARON. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.
Some of the comments contained in this report are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.
Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.baronfunds.com for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds, unless accompanied or preceded by the Funds’ current prospectus.

Baron Asset Fund (Unaudited)	March 31, 2012

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON ASSET FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2012
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (June 12, 1987)
Baron Asset Fund — Retail Shares[1,2]	25.15%	3.77%	25.59%	2.37%	6.18%	11.00%
Baron Asset Fund — Institutional Shares[1,2,4]	25.30%	4.03%	25.89%	2.51%	6.26%	11.04%
Russell Midcap Growth Index[1]	27.39%	4.43%	29.16%	4.44%	6.92%	9.40%[3]
S&P 500 Index[1]	25.89%	8.54%	23.42%	2.01%	4.12%	8.85%

*
Not annualized.

If the Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings, there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The Russell Midcap Growth Index and the S&P 500 Index are unmanaged. The Russell Midcap Growth Index measures the performance of medium sized companies classified as growth. The S&P 500 Index measures the performance of large cap U.S. equities in the stock market in general. The indexes and the Baron Asset Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	For the period June 30, 1987 to March 31, 2012.

[4]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

March 31, 2012 (Unaudited)	Baron Asset Fund

TOP TEN HOLDINGS AS OF MARCH 31, 2012
Percent of
Net Assets
Gartner, Inc.	4.2%

IDEXX Laboratories, Inc.	3.8%

Equinix, Inc.	3.7%

Fastenal Co.	3.6%

Ralph Lauren Corp.	3.1%

Verisk Analytics, Inc.	3.1%

SBA Communications Corp.	3.0%

priceline.com, Inc.	2.8%

Mettler-Toledo International, Inc.	2.7%

Arch Capital Group Ltd.	2.7%
32.7%

SECTOR BREAKDOWN AS OF MARCH 31, 2012† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron Asset Fund‡ gained 25.15% for the six-month period ended March 31, 2012, while the Russell Midcap Growth Index gained 27.39% and the S&P 500 Index gained 25.89%.

Baron Asset Fund invests primarily in medium-sized growth companies for the long-term while using value-oriented purchase and sell disciplines.[1] The Fund purchases companies that the Adviser believes have sustainable competitive advantages and strong financial characteristics, operating in industries with favorable macroeconomic trends led by strong management.

The equity markets continued their strong upward trajectory throughout the six-month period. Global macroeconomic concerns surrounding the impact of the European debt crisis and the possible slowing of the Chinese economy faded from investors’ minds, as the market focused on improved corporate earnings and continued signs that the U.S. economy is improving. The U.S. unemployment rate continued to decline and consumer confidence and various measures of industrial production continued to increase.

Despite the recent market increase, we believe that current stock market valuations remain compelling. U.S. interest rates remain near historically low levels, and the fixed income markets offer limited inflation-adjusted returns. Investors’ cash levels remain elevated, and their exposure to equities has been sharply reduced. We believe the Fund is well positioned to benefit from a market that is increasingly rewarding high-quality companies with predictable and fast-growing earnings streams.

Fastenal Co., a leading distributor of industrial supplies to manufacturing, repair and construction customers, was the leading contributor to Fund performance in the period. The company’s shares gained 63.8% as demand from manufacturing and commercial construction clients continued to improve. Sales across the company’s 2,500 branches have continued to show healthy comparative sales increases, even at stores more than 10 years old. This broad-based strength is indicative of a growing rebound in factory production, new initiatives such as automated vending taking hold, and market-share gains out of the 2008-2009 downturn.

Polypore International, Inc., the largest detractor to Fund performance in the period, is a leading producer of microporous membranes used in batteries, and in industrial and healthcare applications including dialysis. The company experienced several problems in its battery-separator business that led to the decline in share price. Early in the period, a severe-crash test resulted in a fire in a GM Volt battery. More recently, sluggish sales of certain electric vehicles adversely affected lithium-ion separator sales. We think the stock sell-off was extreme, and believe that the current valuation places minimal value on a potentially exciting electricvehicle business, and undervalues the company’s solid core separator business.

We expect to continue to invest in companies that, in our opinion, are undervalued relative to their long-term growth prospects and have the ability to sustain superior levels of profitability. We intend to continue to identify companies through our independent research efforts. We expect the Fund will remain diversified not only by industry and investment theme, but also by external factors we believe could affect company performance. This approach to investing in companies, not trading of stocks, we believe will allow the Fund to produce above-average rates of return.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

[1]	Prior to February 15, 2007, the Fund’s strategy was to invest primarily in small- and mid-sized growth companies.

Baron Growth Fund (Unaudited)	March 31, 2012

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GROWTH FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL 2000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2012
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 1994)
Baron Growth Fund — Retail Shares[1,2]	22.44%	0.92%	25.66%	3.00%	7.37%	13.18%
Baron Growth Fund — Institutional Shares[1,2,3]	22.59%	1.18%	25.96%	3.15%	7.44%	13.23%
Russell 2000 Growth Index[1]	30.26%	0.68%	28.36%	4.15%	6.00%	6.47%
S&P 500 Index[1]	25.89%	8.54%	23.42%	2.01%	4.12%	8.71%

*
Not annualized.

If the Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings, there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The Russell 2000 Growth Index and S&P 500 Index are unmanaged. The Russell 2000 Growth Index measures the performance of small U.S. companies classified as growth. The S&P 500 Index measures the performance of large cap U.S. equities in the stock market in general. These indexes and the Baron Growth Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

March 31, 2012 (Unaudited)	Baron Growth Fund

TOP TEN HOLDINGS AS OF MARCH 31, 2012
Percent of
Net Assets
Dick’s Sporting Goods, Inc.	3.7%

Core Laboratories N.V.	2.8%

ITC Holdings Corp.	2.8%

FactSet Research Systems, Inc.	2.6%

AMERIGROUP Corp.	2.6%

Arch Capital Group Ltd.	2.5%

Mettler-Toledo International, Inc.	2.4%

MSCI, Inc.	2.4%

ANSYS, Inc.	2.3%

Equinix, Inc.	2.2%
26.3%

SECTOR BREAKDOWN AS OF MARCH 31, 2012† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron Growth Fund‡ gained 22.44% for the six months ended March 31, 2012, while the Russell 2000 Growth Index gained 30.26% and the S&P 500 Index gained 25.89%.

Baron Growth Fund is a long-term investor in primarily small-sized growth companies. The Adviser, through its independent research of companies, utilizes an investment approach that we believe allows it to look beyond the current market environment and invest based upon the potential profitability of a business, and therefore its value in the future.

U.S. stock markets rebounded following a sharp correction in the third quarter of 2011. The markets benefited from generally positive economic data and strong reported business results. We believe the primary reason for the rebound was that a number of economic indicators provided reassurance that a recession was not imminent, as had been feared last fall.

Balance sheets of many of America’s businesses are strong and cash rich. While Wall Street projects corporate earnings to increase more than 10% in 2012, we believe the companies in which the Fund has invested can grow earnings faster. This is one reason we think stocks are unusually attractive and why unemployment rates will likely fall more rapidly than most expect. The Fund continues to invest in a diversified portfolio of businesses that have significantly better financial characteristics than the benchmark index against which it is compared. Its businesses have significantly higher growth rates, operating profit margins, net margins, EBITDA margins, return on invested capital, return on equity, return on assets, and lower standard deviations of earnings growth. And in our view, they are better managed.

Dick’s Sporting Goods, Inc., the country’s largest sporting-goods retailer, was the leading contributor to Fund performance in the period. Profitability improved as the company held operating costs per square foot flat while successfully raising prices on its apparel and footwear products. The company opened 36 new locations in 2011 and is on track to add 40 more this year. E-commerce sales have been rising sharply and should, in our view, remain a driver of top-line growth in the years to come.

Snack food manufacturer and distributor Diamond Foods was the leading detractor from Fund performance in the period. Diamond’s shares declined precipitously when questions arose concerning payments made to walnut farmers. It was initially charged, and later confirmed, that these payments were not properly accounted for. As a result, Diamond’s pending acquisition of Pringles was first delayed and subsequently canceled. We exited our position.

We believe that our investment process, with its focus on research and long-term investing, will enable the Fund to take advantage of opportunities as they arise throughout the economic recovery. We intend to continue to invest in small businesses that we believe have the potential to grow substantially in the years ahead. We expect the Fund will remain diversified not only by industry and investment theme, but also by external factors we believe could affect company performance. This approach to investing in companies, not trading of stocks, we believe will allow the Fund to produce above-average rates of return.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Small Cap Fund (Unaudited)	March 31, 2012

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON SMALL CAP FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL 2000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2012
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (September 30, 1997)
Baron Small Cap Fund — Retail Shares[1,2]	27.33%	1.40%	26.37%	3.67%	7.79%	9.25%
Baron Small Cap Fund — Institutional Shares[1,2,3]	27.51%	1.66%	26.67%	3.82%	7.87%	9.30%
Russell 2000 Growth Index[1]	30.26%	0.68%	28.36%	4.15%	6.00%	3.49%
S&P 500 Index[1]	25.89%	8.54%	23.42%	2.01%	4.12%	4.62%

*
Not annualized.

If the Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings, there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The Russell 2000 Growth Index and S&P 500 Index are unmanaged. The Russell 2000 Growth Index measures the performance of small U.S. companies classified as growth. The S&P 500 Index measures the performance of large cap U.S. equities in the stock market in general. These indexes and the Baron Small Cap Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

March 31, 2012 (Unaudited)	Baron Small Cap Fund

TOP TEN HOLDINGS AS OF MARCH 31, 2012
Percent of
Net Assets
SBA Communications Corp.	3.4%

TransDigm Group, Inc.	3.4%

Equinix, Inc.	3.3%

Penn National Gaming, Inc.	3.2%

Liberty Media Corp.	2.7%

Fossil, Inc.	2.4%

Gartner, Inc.	2.3%

Clean Harbors, Inc.	2.1%

Waste Connections, Inc.	2.0%

Intuitive Surgical, Inc.	2.0%
26.8%

SECTOR BREAKDOWN AS OF MARCH 31, 2012† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron Small Cap Fund‡ gained 27.33% for the six months ended March 31, 2012, compared to 30.26% for the Russell 2000 Growth Index and 25.89% for the S&P 500 Index.

Baron Small Cap Fund invests primarily in small-cap growth companies. The Fund is a long-term investor in what we believe are well-run small-cap growth businesses that can be purchased at prices that represent a significant discount to our assessment of true value.

U.S. stock markets rebounded following a sharp correction in the third quarter of 2011. The markets benefited from generally positive economic data and strong reported business results. We believe the primary reason for the rebound was that a number of economic indicators provided reassurance that a recession was not imminent, as had been feared last fall. The markets were strong due to better economic results broadly. The unemployment rate continued to decline, consumer spending and confidence improved, and industrial production and capital spending increased. Companies continued to grow earnings at impressive rates for the second year of the recovery.

Europe was the big uncertainty entering the year, but actions taken by the European Central Bank to provide liquidity have succeeded in keeping the European Union together and preventing the spread of contagion to non-European banks. Small stocks performed well and economically sensitive stocks fared the best. The Fund was well positioned to take advantage of this shift in sentiment.

Equinix, Inc., an operator of state-of-the-art data centers across North America, Europe and Asia-Pacific, was the leading contributor to Fund performance in the period. The company’s shares gained significantly as data-center business trends remained strong, and management began to explore converting the company’s structure to a Real Estate Investment Trust (“REIT”). Comparable data-center REITs trade at dramatically higher multiples, and accordingly, investors have begun to revalue Equinix’s shares to close that gap. We continue to see meaningful upside in the shares, through both further valuation expansion and continued growth.

Polypore International, Inc., the largest detractor to Fund performance in the period, is a leading producer of microporous membranes used in batteries, and in industrial and healthcare applications including dialysis. The company experienced several problems in its battery-separator business that led to the decline in share price. Early in the period, a severe-crash test resulted in a fire in a GM Volt battery. More recently, sluggish sales of certain electric vehicles adversely affected lithium-ion separator sales. We think the stock sell-off was extreme, and believe that the current valuation places minimal value on a potentially exciting electric-vehicle business and undervalues the company’s solid core separator business.

Baron Small Cap Fund’s investments fall into three categories: Growth Stocks, Fallen Angels and Special Situations. The Fund intends to continue to invest in “Growth Stocks” that we believe have significant long-term growth prospects and can be purchased at what we believe are attractive prices because their prospects have not yet been appreciated by investors. “Fallen Angels” are companies that we believe have strong long-term franchises, but have disappointed investors with short-term results, creating what we believe are buying opportunities. “Special Situations” include spin-offs and recapitalizations, where lack of investor awareness creates opportunities to purchase what we believe are strong businesses at attractive prices.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Opportunity Fund (Unaudited)	March 31, 2012

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON OPPORTUNITY FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2012
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (February 29, 2000)
Baron Opportunity Fund — Retail Shares[1,2]	23.54%	2.46%	29.73%	6.65%	11.18%	3.92%
Baron Opportunity Fund — Institutional Shares[1,2,3]	23.78%	2.77%	30.08%	6.82%	11.28%	3.99%
Russell Midcap Growth Index[1]	27.39%	4.43%	29.16%	4.44%	6.92%	0.92%
S&P 500 Index[1]	25.89%	8.54%	23.42%	2.01%	4.12%	2.13%

*
Not annualized.

If the Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings, there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The Russell Midcap Growth Index and the S&P 500 Index are unmanaged. The Russell Midcap Growth Index measures the performance of medium sized companies that are classified as growth. The S&P 500 Index measures the performance of large cap U.S. equities in the stock market in general. These indexes and the Baron Opportunity Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

March 31, 2012 (Unaudited)	Baron Opportunity Fund

TOP TEN HOLDINGS AS OF MARCH 31, 2012
Percent of
Net Assets
Equinix, Inc.	4.1%

Gartner, Inc.	3.4%

SBA Communications Corp.	3.0%

RealPage, Inc.	3.0%

CARBO Ceramics, Inc.	2.8%

CoStar Group, Inc.	2.8%

priceline.com, Inc.	2.7%

Polypore International, Inc.	2.6%

Velti plc	2.4%

ANSYS, Inc.	2.3%
29.1%

SECTOR BREAKDOWN AS OF MARCH 31, 2012† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron Opportunity Fund‡ gained 23.54% for the six months ended March 31, 2012, compared to 27.39% for the Russell Midcap Growth Index and 25.89% for the S&P 500 Index.

Baron Opportunity Fund, like the other Baron Funds, utilizes value purchase disciplines while investing in growth companies that the

Adviser believes are driving or benefiting from innovation through development of pioneering, transformative or technologically advanced products and services.

U.S. stock markets rebounded following a sharp correction in the third quarter of 2011. Corporate earnings increased significantly in 2011, on average more than 15%, but stock prices ended the year almost perfectly flat. The catalysts for the first-quarter rally in 2012 include improved economic conditions in the U.S., as the unemployment rate continued to decline and consumer spending and confidence improved, a lessening of financial stresses in Europe following the European Central Bank’s injection of liquidity, and continued strong corporate earnings. For the time being at least, the market turned its eye towards business fundamentals, rewarding, in particular, those companies capable of delivering healthy top line growth rates.

The Fund has had a strong start to the year, and we believe the portfolio has a great deal of “dry powder,” as some of our highest conviction ideas—a leading provider of ceramic proppant, a lithium ion battery separator manufacturer, and rental housing software provider—all lagged in the quarter. We took advantage of weakness to add to each of these holdings during the period.

Equinix, Inc., an operator of state-of-the-art data centers across North America, Europe and Asia-Pacific, was the leading contributor to Fund performance in the period. The company’s shares gained significantly as data-center business trends remained strong, and management began to explore converting the company’s structure to a Real Estate Investment Trust (“REIT”). Comparable data-center REITs trade at dramatically higher multiples, and accordingly, investors have begun to revalue Equinix’s shares to close that gap. We continue to see meaningful upside in the shares, through both further valuation expansion and continued growth.

Polypore International, Inc., the largest detractor to Fund performance in the period, is a leading producer of microporous membranes used in batteries, and in industrial and healthcare applications including dialysis. The company experienced several problems in its battery-separator business that led to the decline in share price. Early in the period, a severe-crash test resulted in a fire in a GM Volt battery. More recently, sluggish sales of certain electric vehicles adversely affected lithium-ion separator sales. We think the stock sell-off was extreme, and believe that the current valuation places minimal value on a potentially exciting electric-vehicle business, and undervalues the company’s solid core separator business.

We believe that our investment process, with its focus on research and long-term investing, will enable the Fund to continue taking advantage of opportunities as they arise. We expect to continue to invest in high-growth businesses of all market capitalizations in any sector or industry that we believe will benefit from innovations and advances in technology.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Fifth Avenue Growth Fund (Unaudited)	March 31, 2012

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FIFTH AVENUE GROWTH FUND (RETAIL SHARES) IN RELATION TO THE S&P 500 INDEX AND THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2012
	Six Months*	One Year	Three Years	Five Years	Since Inception (April 30, 2004)
Baron Fifth Avenue Growth Fund — Retail Shares[1,2]	34.30%	15.85%	23.93%	2.06%	4.95%
Baron Fifth Avenue Growth Fund — Institutional Shares[1,2,3]	34.44%	16.01%	24.20%	2.19%	5.04%
S&P 500 Index[1]	25.89%	8.54%	23.42%	2.01%	5.22%
Russell 1000 Growth Index[1]	26.85%	11.02%	25.28%	5.10%	6.03%

*
Not annualized.

If the Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings, there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The S&P 500 Index and the Russell 1000 Growth Index and are unmanaged. The S&P 500 Index measures the performance of large cap U.S. equities in the stock market in general. The Russell 1000 Growth Index measures the performance of large U.S. companies classified as growth. These indexes and the Baron Fifth Avenue Growth Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

March 31, 2012 (Unaudited)	Baron Fifth Avenue Growth Fund

TOP TEN HOLDINGS AS OF MARCH 31, 2012
Percent of
Net Assets
Apple, Inc.	8.1%

Google, Inc.	4.7%

Amazon.com, Inc.	4.6%

Monsanto Co.	3.7%

Baidu, Inc.	3.6%

Visa, Inc.	3.2%

priceline.com, Inc.	3.1%

YUM! Brands, Inc.	3.1%

The CME Group, Inc.	3.0%

Wynn Resorts Ltd.	3.0%
40.1%

SECTOR BREAKDOWN AS OF MARCH 31, 2012† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron Fifth Avenue Growth Fund‡ gained 34.30% for the six months ended March 31, 2012, outperforming both the S&P 500 Index, which gained 25.89%, and the Russell 1000 Growth Index, which gained 26.85%.

Baron Fifth Avenue Growth Fund focuses on the long-term fundamental prospects of the businesses in which it invests. This contrasts with other investors’ focus on historical operating results or current earnings expectations. We believe that historical results and the outlook for near-term earnings are often not indicative of superior longer-term prospects that can be identified through research efforts.

The equity markets continued their strong upward trajectory throughout the six-month period. Global macroeconomic concerns surrounding the impact of the European debt crisis and the possible slowing of the Chinese economy faded from investors’ minds, as the market focused on improved corporate earnings and continued signs that the U.S. economy is improving. The U.S. unemployment rate continued to decline and consumer confidence and various measures of industrial production continued to increase.

Despite the recent market increase, we believe that current stock market valuations remain compelling. U.S. interest rates remain near historically low levels, and the fixed income markets offer limited inflation-adjusted returns. Investors’ cash levels remain elevated, and their exposure to equities has been sharply reduced. We believe the Fund is well positioned to benefit from a market that is increasingly rewarding high-quality companies with predictable and fast-growing earnings streams.

Apple, Inc.—a market-leading innovator with its Mac computers, iPads, iPods, iPhones, and iTunes online store—was the leading contributor to Fund performance in the period. Apple’s shares gained sharply following the January release of its strong fourth-quarter results. Apple’s revenue grew 73% to over $46 billion, beating its own guidance by over $9 billion, and its earnings more than doubled year over year. The iPhone sold 35 million units in the first quarter 2012, more than twice the number sold in the prior quarter. The iPad was also strong, selling over 11 million units in the first quarter, up more than 100% from the prior year. The period ended with Apple’s release of the 3rd generation iPad, which sold more than 3 million units over its launch weekend.

Online retailer Amazon.com, Inc. was the largest detractor from Fund performance in the period. The share price declined on concerns that the company’s gross margins would contract as it continued to invest in new fulfillment centers. Additionally, Amazon’s new tablet, the Kindle Fire, received less than glowing reviews. Nonetheless, we believe Amazon continues to enjoy a tremendous market opportunity, and that e-Commerce, and Amazon in particular, will continue to increase their retail market share. Amazon has been growing at an even faster rate, about 20%, than e-Commerce overall. The company is known for selling products of high quality and is now developing a reputation as a developer of highly innovative products as well.

The Adviser invests in what we believe are some of the best companies in America. The Fund is positioned, in our view, in blue-chip, best-of-breed growth companies with a strong emphasis on quality to reduce risk. We believe the key to long-term stock appreciation is consistent earnings growth. We invest in those companies that are market share leaders who dominate their industry, companies with strong franchises and a strong brand name, avoiding fads and other short-term, unsustainable trends. We target companies that are the low-cost operators in their industry with, in our view, high barriers to entry. We also try to invest in growth companies that are positioned in industries that are themselves growing as opposed to industries that are stagnant or structurally challenged.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Asset Fund	March 31, 2012

STATEMENT OF NET ASSETS (UNAUDITED)

MARCH 31, 2012

Shares		Cost	Value
Common Stocks (97.43%)
Consumer Discretionary (25.88%)
	Apparel, Accessories & Luxury Goods (4.97%)
275,000	Fossil, Inc.[1]	$22,645,319	$36,294,500
200,000	Michael Kors Holdings Ltd.[1,2]	4,029,826	9,318,000
440,000	Ralph Lauren Corp.	8,164,978	76,705,200
		34,840,123	122,317,700
	Auto Parts & Equipment (0.26%)
75,000	BorgWarner, Inc.[1]	4,227,642	6,325,500
	Automotive Retail (0.56%)
400,000	CarMax, Inc.[1]	4,552,845	13,860,000
	Broadcasting (2.41%)
1,000,000	Discovery Communications, Inc., Cl A1	26,436,249	50,600,000
100,000	Liberty Media Corp., CI A1	7,834,172	8,815,000
		34,270,421	59,415,000
	Casinos & Gaming (2.41%)
475,000	Wynn Resorts Ltd.	1,577,883	59,318,000
	Education Services (1.24%)
900,000	DeVry, Inc.	2,045,338	30,483,000
	Hotels, Resorts & Cruise Lines (2.77%)
800,000	Choice Hotels International, Inc.	3,917,852	29,872,000
900,000	Hyatt Hotels Corp., Cl A1	25,974,110	38,448,000
		29,891,962	68,320,000
	Internet Retail (4.69%)
956,027	HomeAway, Inc.[1]	26,245,995	24,254,405
200,000	Netflix, Inc.[1]	24,397,526	23,008,000
95,000	priceline.com, Inc.[1]	15,427,152	68,162,500
		66,070,673	115,424,905
	Leisure Facilities (1.96%)
1,114,150	Vail Resorts, Inc.	21,760,978	48,186,988
	Specialty Stores (4.61%)
850,000	Dick’s Sporting Goods, Inc.	23,324,713	40,868,000
575,000	Tiffany & Co.	17,912,110	39,749,750
365,000	Tractor Supply Co.	24,768,091	33,054,400
		66,004,914	113,672,150
Total Consumer Discretionary		265,242,779	637,323,243

Energy (8.70%)
	Oil & Gas Drilling (1.53%)
700,000	Helmerich & Payne, Inc.	21,455,992	37,765,000
	Oil & Gas Equipment & Services (3.29%)
220,000	CARBO Ceramics, Inc.	29,714,593	23,199,000
305,000	Core Laboratories N.V.[2]	21,017,960	40,128,850
225,000	Oil States International, Inc.[1]	15,532,494	17,563,500
		66,265,047	80,891,350
	Oil & Gas Exploration & Production (3.88%)
304,500	Concho Resources, Inc.[1]	13,475,100	31,083,360
450,000	SM Energy Co.	28,351,137	31,846,500
600,000	Whiting Petroleum Corp.[1]	20,570,319	32,580,000
		62,396,556	95,509,860
Total Energy		150,117,595	214,166,210
Shares		Cost	Value
Common Stocks (continued)
Financials (11.96%)
	Asset Management & Custody Banks (1.33%)
400,000	Eaton Vance Corp.	$7,176,549	$11,432,000
325,000	T. Rowe Price Group, Inc.	7,848,785	21,222,500
		15,025,334	32,654,500
	Investment Banking & Brokerage (2.45%)
4,200,000	The Charles Schwab Corp.	6,337,899	60,354,000
	Office REITs (1.66%)
104,000	Alexander’s, Inc.[4]	5,212,068	40,963,520
	Real Estate Services (1.70%)
2,100,000	CBRE Group, Inc.[1]	28,334,103	41,916,000
	Regional Banks (0.60%)
450,000	First Republic Bank[1]	11,878,902	14,823,000
	Reinsurance (2.72%)
1,800,000	Arch Capital Group Ltd.[1,2]	19,762,437	67,032,000
	Specialized Finance (1.50%)
1,000,000	MSCI, Inc., Cl A1	29,310,561	36,810,000
Total Financials		115,861,304	294,553,020

Health Care (12.41%)
	Health Care Distributors (1.07%)
350,000	Henry Schein, Inc.[1]	9,382,832	26,488,000
	Health Care Equipment (5.47%)
1,075,000	IDEXX Laboratories, Inc.[1]	43,162,360	94,008,750
75,000	Intuitive Surgical, Inc.[1]	10,179,705	40,631,250
		53,342,065	134,640,000
	Health Care Technology (1.39%)
450,000	Cerner Corp.[1]	21,846,918	34,272,000
	Life Sciences Tools & Services (2.74%)
365,000	Mettler-Toledo International, Inc.[1]	25,821,579	67,433,750
	Pharmaceuticals (1.74%)
415,000	Perrigo Co.	32,939,584	42,873,650
Total Health Care		143,332,978	305,707,400

Industrials (16.96%)
	Air Freight & Logistics (2.76%)
575,000	C.H. Robinson Worldwide, Inc.	10,523,401	37,656,750
650,000	Expeditors International of Washington, Inc.	15,092,925	30,231,500
		25,616,326	67,888,250
	Diversified Support Services (0.96%)
1,000,000	Ritchie Bros. Auctioneers, Inc.[2]	23,870,329	23,760,000
	Electrical Components & Equipment (1.47%)
139,096	Polypore International, Inc.[1]	6,804,341	4,890,615
315,000	Roper Industries, Inc.	27,132,157	31,235,400
		33,936,498	36,126,015
	Environmental & Facilities Services (1.53%)
450,000	Stericycle, Inc.[1]	12,785,078	37,638,000

12	See Notes to Financial Statements.

March 31, 2012	Baron Asset Fund

STATEMENT OF NET ASSETS (UNAUDITED) (Continued)

MARCH 31, 2012

Shares		Cost	Value
Common Stocks (continued)
Industrials (continued)
	Human Resource & Employment Services (0.40%)
325,000	Robert Half International, Inc.	$283,536	$9,847,500
	Industrial Machinery (0.72%)
500,000	Colfax Corp.[1]	17,168,785	17,620,000
	Research & Consulting Services (5.01%)
1,600,000	Nielsen Holdings N.V.[1,2]	40,612,243	48,224,000
1,600,000	Verisk Analytics, Inc., Cl A1	42,492,692	75,152,000
		83,104,935	123,376,000
	Trading Companies & Distributors (4.11%)
500,000	Air Lease Corp.[1]	13,543,231	12,035,000
1,650,000	Fastenal Co.	30,658,694	89,265,000
		44,201,925	101,300,000
Total Industrials		240,967,412	417,555,765

Information Technology (16.90%)
	Application Software (4.63%)
800,000	ANSYS, Inc.[1]	26,291,691	52,016,000
625,000	FactSet Research Systems, Inc.	34,952,939	61,900,000
		61,244,630	113,916,000
	Data Processing & Outsourced Services (1.02%)
650,561	FleetCor Technologies, Inc.[1]	23,784,573	25,222,250
	Electronic Equipment & Instruments (0.69%)
675,000	FLIR Systems, Inc.	14,833,316	17,084,250
	Internet Software & Services (1.03%)
250,000	LinkedIn Corp., CI A1	16,334,646	25,497,500
	IT Consulting & Other Services (7.90%)
585,000	Equinix, Inc.[1,4]	46,831,661	92,108,250
2,400,000	Gartner, Inc.[1]	55,172,478	102,336,000
		102,004,139	194,444,250
	Systems Software (1.63%)
725,000	MICROS Systems, Inc.[1]	35,883,646	40,085,250
Total Information Technology		254,084,950	416,249,500

Materials (1.63%)
	Industrial Gases (1.63%)
450,000	Airgas, Inc.	30,271,297	40,036,500

Telecommunication Services (2.99%)
	Wireless Telecommunication Services (2.99%)
1,450,000	SBA Communications Corp., Cl A1	47,071,425	73,674,500
Total Common Stocks		1,246,949,740	2,399,266,138
Shares		Cost	Value
Private Equity Investments (1.17%)
Consumer Discretionary (0.14%)
	Hotels, Resorts & Cruise Lines (0.14%)
5,200,000	Kerzner International Holdings Ltd., Cl A1,2,3,4,6	$52,000,000	$3,432,000

Financials (1.03%)
	Asset Management & Custody Banks (1.03%)
7,056,223	Windy City Investments Holdings, L.L.C.[1,3,4,6]	34,581,905	25,472,964
Total Private Equity Investments		86,581,905	28,904,964

Principal
Amount
Short Term Investments (1.44%)
$35,550,228	Repurchase Agreement with Fixed Income Clearing Corp., dated 3/30/2012, 0.01% due 4/2/2012; Proceeds at maturity - $35,550,258; (Fully collateralized by U.S. Treasury Note, 2.625% due 12/31/2014; Market value - $36,263,125)[5]	35,550,228	35,550,228
Total Investments (100.04%)		$1,369,081,873	2,463,721,330
Liabilities Less Cash and Other Assets (-0.04%)			(1,045,137)
Net Assets			$2,462,676,193
Retail Shares (Equivalent to $52.24 per share based on 39,715,127 shares outstanding)			$2,074,543,810
Institutional Shares (Equivalent to $52.68 per share based on 7,367,339 shares outstanding)			$388,132,383

%			Represents percentage of net assets.
[1]			Non-income producing securities.
[2]			Foreign corporation.
[3]			At March 31, 2012, the market value of restricted and fair valued securities amounted to $28,904,964 or 1.17% of net assets. None of these securities are deemed liquid. See Note 6 regarding Restricted Securities.
[4]			The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]			Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]			Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	13

Baron Growth Fund	March 31, 2012

STATEMENT OF NET ASSETS (UNAUDITED)

MARCH 31, 2012

Shares		Cost	Value
Common Stocks (98.86%)
Consumer Discretionary (22.48%)
	Apparel Retail (0.60%)
1,464,900	Cia. Hering SA (Brazil)[2]	$21,638,953	$37,837,265
	Apparel, Accessories & Luxury Goods (2.02%)
1,350,000	Under Armour, Inc., Cl A1	43,660,051	126,900,000
	Automotive Retail (0.29%)
750,000	Penske Automotive Group, Inc.	13,032,060	18,472,500
	Casinos & Gaming (2.07%)
800,561	Ameristar Casinos, Inc.	15,542,139	14,914,452
2,669,200	Penn National Gaming, Inc.[1]	75,092,649	114,722,216
		90,634,788	129,636,668
	Distributors (2.09%)
4,200,000	LKQ Corp.[1]	55,029,388	130,914,000
	Education Services (3.23%)
3,625,000	DeVry, Inc.[4]	60,704,874	122,778,750
848,000	Strayer Education, Inc.[4]	69,759,903	79,949,440
		130,464,777	202,728,190
	Home Improvement Retail (0.47%)
1,180,000	Lumber Liquidators Holdings, Inc.[1]	27,982,185	29,629,800
	Hotels, Resorts & Cruise Lines (1.87%)
3,007,500	Choice Hotels International, Inc.[4]	74,341,448	112,300,050
283,111	Interval Leisure Group, Inc.	4,854,889	4,926,131
		79,196,337	117,226,181
	Internet Retail (0.57%)
821,400	Blue Nile, Inc.[1,4]	25,049,121	27,089,772
331,026	HomeAway, Inc.[1]	8,586,758	8,398,130
		33,635,879	35,487,902
	Leisure Facilities (1.50%)
2,005,750	Vail Resorts, Inc.[4]	56,368,636	86,748,687
660,500	Whistler Blackcomb Holdings, Inc. (Canada)[2]	7,881,203	7,065,552
		64,249,839	93,814,239
	Publishing (2.01%)
2,000,000	Morningstar, Inc.	54,518,069	126,100,000
	Restaurants (2.04%)
475,000	Panera Bread Co., Cl A1	16,694,658	76,437,000
700,000	Peet’s Coffee & Tea, Inc.[1,4]	15,273,681	51,590,000
		31,968,339	128,027,000
	Specialty Stores (3.72%)
4,850,000	Dick’s Sporting Goods, Inc.	83,137,705	233,188,000
Total Consumer Discretionary		729,148,370	1,409,961,745

Consumer Staples (4.44%)
	Food Distributors (1.51%)
2,032,844	United Natural Foods, Inc.[1]	86,173,290	94,852,501
	Household Products (1.19%)
1,520,000	Church & Dwight Co., Inc.	27,707,446	74,768,800
	Packaged Foods & Meats (1.74%)
3,000,000	Dole Food Company, Inc.[1]	36,459,106	29,940,000
1,325,000	TreeHouse Foods, Inc.[1]	52,766,413	78,837,500
		89,225,519	108,777,500
Total Consumer Staples		203,106,255	278,398,801
Shares		Cost	Value
Common Stocks (continued)
Energy (10.28%)
	Coal & Consumable Fuels (0.29%)
1,150,000	Ceres, Inc.[1]	$14,950,000	$18,388,500
	Oil & Gas Drilling (0.78%)
900,000	Helmerich & Payne, Inc.	20,239,977	48,555,000
	Oil & Gas Equipment & Services (5.91%)
1,000,000	CARBO Ceramics, Inc.	72,295,029	105,450,000
1,325,000	Core Laboratories N.V.[2]	39,610,923	174,330,250
950,000	SEACOR Holdings, Inc.[1]	65,043,627	90,991,000
		176,949,579	370,771,250
	Oil & Gas Exploration & Production (2.49%)
1,100,000	Denbury Resources, Inc.[1]	6,175,150	20,053,000
500	Halcon Resources Corp.[1,3,6]	45,000,000	45,300,000
247,191	Oasis Petroleum, Inc.[1]	3,460,674	7,620,899
1,175,000	SM Energy Co.	40,592,545	83,154,750
		95,228,369	156,128,649
	Oil & Gas Storage & Transportation (0.81%)
1,117,532	Targa Resources Corp.	32,584,922	50,791,829
Total Energy		339,952,847	644,635,228

Financials (12.22%)
	Asset Management & Custody Banks (1.79%)
1,100,000	Cohen & Steers, Inc.	23,940,844	35,090,000
1,450,000	Eaton Vance Corp.	25,648,439	41,441,000
1,199,681	Financial Engines, Inc.[1]	18,866,955	26,824,867
625,000	Manning & Napier, Inc.[1]	7,523,184	9,187,500
		75,979,422	112,543,367
	Consumer Finance (0.29%)
675,000	Green Dot Corp., CI A1	28,224,006	17,901,000
	Diversified REITs (0.26%)
712,000	American Assets Trust, Inc.	14,309,605	16,233,600
	Investment Banking & Brokerage (0.30%)
1,000,000	Jefferies Group, Inc.	9,859,745	18,840,000
	Life & Health Insurance (0.92%)
2,300,000	Primerica, Inc.	50,679,918	57,983,000
	Office REITs (2.08%)
135,000	Alexander’s, Inc.[5]	28,435,048	53,173,800
3,400,000	Douglas Emmett, Inc.	47,518,561	77,554,000
		75,953,609	130,727,800
	Reinsurance (2.49%)
4,200,000	Arch Capital Group Ltd.[1,2]	41,487,457	156,408,000
	Residential REITs (0.45%)
625,000	American Campus Communities, Inc.	17,129,104	27,950,000
	Specialized Finance (2.35%)
4,000,000	MSCI, Inc., Cl A1	89,442,049	147,240,000
	Specialized REITs (1.29%)
775,000	Alexandria Real Estate Equities, Inc.[5]	29,669,521	56,675,750
850,000	LaSalle Hotel Properties	19,259,731	23,919,000
		48,929,252	80,594,750
Total Financials		451,994,167	766,421,517

14	See Notes to Financial Statements.

March 31, 2012	Baron Growth Fund

STATEMENT OF NET ASSETS (UNAUDITED) (Continued)

MARCH 31, 2012

Shares		Cost	Value
Common Stocks (continued)
Health Care (12.51%)
	Health Care Equipment (2.20%)
575,000	Edwards Lifesciences Corp.[1]	$7,732,440	$41,819,750
1,100,000	IDEXX Laboratories, Inc.[1]	36,739,717	96,195,000
		44,472,157	138,014,750
	Health Care Facilities (1.82%)
4,425,000	Community Health Systems, Inc.[1]	88,394,241	98,412,000
675,000	VCA Antech, Inc.[1]	17,167,663	15,666,750
		105,561,904	114,078,750
	Health Care Services (0.09%)
150,000	IPC The Hospitalist Co., Inc.[1]	3,121,417	5,536,500
	Health Care Supplies (0.85%)
700,000	Gen-Probe, Inc.[1,5]	28,136,736	46,487,000
175,000	Neogen Corp.[1]	3,887,774	6,837,250
		32,024,510	53,324,250
	Health Care Technology (0.56%)
900,000	Allscripts Healthcare Solutions, Inc.[1]	15,083,448	14,940,000
277,085	Athenahealth, Inc.[1]	14,853,375	20,537,540
		29,936,823	35,477,540
	Life Sciences Tools & Services (3.41%)
825,000	Mettler-Toledo International, Inc.[1]	46,491,711	152,418,750
880,943	TECHNE Corp.	46,631,249	61,754,104
		93,122,960	214,172,854
	Managed Health Care (2.55%)
2,375,000	AMERIGROUP Corp.[1]	40,369,782	159,790,000
	Pharmaceuticals (1.03%)
2,582,389	CFR Pharmaceuticals SA,144A, ADR[2,6]	59,436,184	64,482,254
Total Health Care		408,045,737	784,876,898

Industrials (14.35%)
	Construction & Engineering (1.02%)
2,850,000	AECOM Technology Corp.[1]	62,106,553	63,754,500
	Diversified Support Services (2.68%)
4,000,000	Copart, Inc.[1]	49,463,499	104,280,000
2,700,000	Ritchie Bros. Auctioneers, Inc.[2]	61,942,500	64,152,000
		111,405,999	168,432,000
	Electrical Components & Equipment (1.32%)
3,380,000	Generac Holdings, Inc.[1]	46,612,310	82,979,000
	Environmental & Facilities Services (1.01%)
2,400,000	Tetra Tech, Inc.[1]	58,027,161	63,264,000
	Industrial Machinery (3.30%)
2,100,000	Colfax Corp.[1]	48,078,540	74,004,000
850,000	The Middleby Corp.[1]	74,456,719	86,003,000
400,000	Valmont Industries, Inc.	32,589,034	46,964,000
		155,124,293	206,971,000
	Office Services & Supplies (0.04%)
181,889	Interface, Inc., Cl A	2,553,090	2,537,351
	Railroads (1.74%)
2,000,000	Genesee & Wyoming, Inc., Cl A1	32,221,169	109,160,000
Shares		Cost	Value
Common Stocks (continued)
Industrials (continued)
	Research & Consulting Services (1.93%)
999,653	CoStar Group, Inc.[1]	$44,116,616	$69,026,040
400,000	IHS, Inc., Cl A1	16,387,387	37,460,000
600,000	Mistras Group, Inc.[1]	7,563,468	14,292,000
		68,067,471	120,778,040
	Trading Companies & Distributors (0.87%)
600,000	Air Lease Corp.[1]	14,631,540	14,442,000
485,000	MSC Industrial Direct Co., Inc., Cl A	17,282,737	40,390,800
		31,914,277	54,832,800
	Trucking (0.44%)
475,000	Landstar System, Inc.	11,073,375	27,417,000
Total Industrials		579,105,698	900,125,691

Information Technology (18.84%)
	Application Software (9.52%)
2,000,000	Advent Software, Inc.[1]	41,747,215	51,200,000
2,250,000	ANSYS, Inc.[1]	54,764,730	146,295,000
850,000	Concur Technologies, Inc.[1]	18,800,428	48,773,000
1,625,000	FactSet Research Systems, Inc.	81,918,803	160,940,000
1,600,000	Pegasystems, Inc.	49,240,202	61,056,000
1,169,338	RealPage, Inc.[1]	29,345,841	22,416,210
3,087,713	SS&C Technologies Holdings, Inc.[1]	52,369,848	72,036,344
1,075,000	Synchronoss Technologies, Inc.[1]	34,541,785	34,314,000
		362,728,852	597,030,554
	Electronic Equipment & Instruments (0.51%)
650,000	FEI Company[1]	24,367,636	31,921,500
	Internet Software & Services (0.58%)
403,366	LivePerson, Inc.[1]	5,119,103	6,764,448
475,000	WebMD Health Corp., Cl A1	10,643,599	12,150,500
497,568	Zillow, Inc.[1]	13,879,991	17,708,445
		29,642,693	36,623,393
	IT Consulting & Other Services (6.17%)
3,846,237	Booz Allen Hamilton Holding Corp.	65,106,732	65,501,416
875,000	Equinix, Inc.[1,5]	27,569,201	137,768,750
2,850,000	Gartner, Inc.[1]	45,787,107	121,524,000
1,525,000	MAXIMUS, Inc.	58,567,377	62,021,750
		197,030,417	386,815,916
	Semiconductor Equipment (0.82%)
1,030,000	Cymer, Inc.[1]	47,375,391	51,500,000
	Systems Software (1.24%)
4,204,000	TOTVS SA (Brazil)[2]	57,344,299	77,610,890
Total Information Technology		718,489,288	1,181,502,253

Materials (0.42%)
	Construction Materials (0.13%)
701,637	CaesarStone Sdot-Yam Ltd.[1,2]	7,756,512	8,195,120
	Fertilizers & Agricultural Chemicals (0.29%)
620,099	Agrinos AS (Mexico)[1,2]	4,423,197	4,410,029
550,000	Intrepid Potash, Inc.[1]	17,603,949	13,381,500
		22,027,146	17,791,529
Total Materials		29,783,658	25,986,649

See Notes to Financial Statements.	15

Baron Growth Fund	March 31, 2012

STATEMENT OF NET ASSETS (UNAUDITED) (Continued)

MARCH 31, 2012

Shares		Cost	Value
Common Stocks (continued)
Telecommunication Services (0.57%)
	Wireless Telecommunication Services (0.57%)
700,000	SBA Communications Corp., Cl A1	$2,584,866	$35,567,000

Utilities (2.75%)
	Electric Utilities (2.75%)
2,245,000	ITC Holdings Corp.	69,683,649	172,730,300
Total Common Stocks		3,531,894,535	6,200,206,082

Private Equity Investments (0.21%)
Consumer Discretionary (0.08%)
	Hotels, Resorts & Cruise Lines (0.08%)
7,400,000	Kerzner International Holdings Ltd., Cl A1,2,3,5,7	74,000,000	4,884,000

Financials (0.13%)
	Asset Management & Custody Banks (0.13%)
2,375,173	Windy City Investments Holdings, L.L.C.[1,3,5,7]	8,630,998	8,574,376
Total Private Equity Investments		82,630,998	13,458,376

Preferred Stocks (0.35%)
Utilities (0.35%)
	Independent Power Producers & Energy Traders (0.35%)
4,811,674	Better Place, Inc., Series C1,3,5,7	21,845,000	21,845,000

Principal
Amount
Short Term Investments (0.42%)
$26,279,205	Repurchase Agreement with Fixed Income Clearing Corp., dated 3/30/2012, 0.01% due 4/2/2012; Proceeds at maturity - $26,279,226; (Fully collateralized by U.S. Treasury Note, 2.625% due 12/31/2014; Market value - $26,806,875)[6]	26,279,205	26,279,205
Total Investments (99.84%)		$3,662,649,738	6,261,788,663
Cash and Other Assets Less Liabilities (0.16%)			10,183,637
Net Assets			$6,271,972,300
Retail Shares (Equivalent to $55.61 per share based on 81,711,478 shares outstanding)			$4,543,805,788
Institutional Shares (Equivalent to $56.02 per share based on 30,847,700 shares outstanding)			$1,728,166,512

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	At March 31, 2012, the market value of restricted and fair valued securities amounted to $80,603,376 or 1.29% of net assets. None of these securities are deemed liquid. See Note 6 regarding Restricted Securities.
[4]	See Note 9 regarding “Affiliated” companies.
[5]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[6]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[7]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted. At March 31, 2012, the market value of Rule 144A securities amounted to $64,482,254 or 1.03% of net assets.

All securities are Level 1, unless otherwise noted.

16	See Notes to Financial Statements.

March 31, 2012	Baron Small Cap Fund

STATEMENT OF NET ASSETS (UNAUDITED)

MARCH 31, 2012

Shares		Cost	Value
Common Stocks (96.79%)
Consumer Discretionary (23.98%)
	Advertising (2.04%)
1,250,000	Arbitron, Inc.	$47,248,927	$46,225,000
2,500,000	National CineMedia, Inc.	46,784,019	38,250,000

		94,032,946	84,475,000
	Apparel Retail (0.61%)
800,000	Francesca’s Holdings Corporation[1]	18,262,091	25,288,000
	Apparel, Accessories & Luxury Goods (4.66%)
750,000	Fossil, Inc.[1]	18,631,305	98,985,000
3,250,000	Iconix Brand Group, Inc.[1]	50,267,972	56,485,000
2,000,000	Quiksilver, Inc.[1]	10,419,500	8,080,000
500,000	The Warnaco Group, Inc.[1]	27,451,475	29,200,000

		106,770,252	192,750,000
	Auto Parts & Equipment (0.90%)
1,000,000	Tenneco, Inc.[1]	40,417,524	37,150,000
	Broadcasting (2.67%)
1,250,000	Liberty Media Corp., CI A1	18,535,651	110,187,500
	Casinos & Gaming (4.28%)
3,100,000	Penn National Gaming, Inc.[1]	81,039,972	133,238,000
350,000	Wynn Resorts Ltd.	3,263,528	43,708,000

		84,303,500	176,946,000
	Education Services (0.71%)
310,811	Strayer Education, Inc.	27,776,615	29,303,261
	Footwear (1.21%)
2,400,000	Crocs, Inc.[1]	43,917,396	50,208,000
	Home Improvement Retail (0.87%)
1,425,000	Lumber Liquidators Holdings, Inc.[1,4]	30,543,458	35,781,750
	Homefurnishing Retail (0.55%)
600,000	Mattress Firm Holding Corp.[1]	12,572,112	22,740,000
	Hotels, Resorts & Cruise Lines (0.94%)
2,000,000	Great Wolf Resorts, Inc.[1,4]	32,468,605	11,440,000
17,028,000	Mandarin Oriental Int’l Ltd. (Singapore)[2]	34,275,510	27,500,220

		66,744,115	38,940,220
	Internet Retail (1.19%)
1,000,000	HomeAway, Inc.[1]	24,691,152	25,370,000
2,325,000	Vitacost.com, Inc.[1,4]	23,626,535	18,507,000
710,227	Vitacost.com, Inc.[1,3,4,6]	4,999,998	5,376,418

		53,317,685	49,253,418
	Movies & Entertainment (1.24%)
1,500,000	The Madison Square Garden Co., Cl A1	38,878,075	51,300,000
	Restaurants (2.11%)
1,750,000	Bravo Brio Restaurant Group, Inc.[1,4]	26,998,565	34,930,000
1,650,000	The Cheesecake Factory, Inc.[1]	39,429,179	48,493,500
547,028	Krispy Kreme Doughnuts, Inc.[1]	4,053,491	3,993,304

		70,481,235	87,416,804

Total Consumer Discretionary		706,552,655	991,739,953

Consumer Staples (2.14%)
	Food Distributors (2.14%)
1,500,000	The Chefs’ Warehouse, Inc.[1,4]	23,473,704	34,710,000
1,150,000	United Natural Foods, Inc.[1]	47,593,384	53,659,000

Total Consumer Staples		71,067,088	88,369,000

Shares		Cost	Value
Common Stocks (continued)
Energy (7.98%)
	Oil & Gas Equipment & Services (3.63%)
750,000	C&J Energy Services, Inc.[1]	$20,505,904	$13,342,500
550,000	CARBO Ceramics, Inc.	39,573,203	57,997,500
450,000	Core Laboratories N.V.[2]	17,021,125	59,206,500
750,000	Superior Energy Services, Inc.[1]	20,490,631	19,770,000

		97,590,863	150,316,500
	Oil & Gas Exploration & Production (1.94%)
900,000	GeoResources, Inc.[1]	15,304,693	29,466,000
389	Halcon Resources Corp.[1,3,6]	35,000,001	35,233,344
500,000	Oasis Petroleum, Inc.[1]	7,000,000	15,415,000

		57,304,694	80,114,344
	Oil & Gas Storage & Transportation (2.41%)
260,000	Golar LNG Ltd.[2]	8,067,189	9,893,000
1,500,000	Golar LNG Partners L.P.[2]	36,895,962	55,680,000
750,000	Targa Resources Corp.	17,965,719	34,087,500

		62,928,870	99,660,500

Total Energy		217,824,427	330,091,344

Financials (5.79%)
	Asset Management & Custody Banks (0.89%)
1,650,000	Financial Engines, Inc.[1]	25,939,078	36,894,000
	Consumer Finance (0.39%)
600,000	Green Dot Corp., CI A1	29,736,370	15,912,000
	Office REITs (1.41%)
750,000	SL Green Realty Corp.	17,178,705	58,162,500
	Real Estate Services (0.72%)
1,500,000	CBRE Group, Inc.[1]	7,261,912	29,940,000
	Specialized Finance (1.00%)
1,126,513	MSCI, Inc., Cl A1	25,427,990	41,466,943
	Specialized REITs (1.38%)
2,000,000	Chesapeake Lodging Trust[4]	35,285,655	35,940,000
750,000	LaSalle Hotel Properties	16,301,829	21,105,000

		51,587,484	57,045,000

Total Financials		157,131,539	239,420,443

Health Care (10.81%)
	Health Care Equipment (4.79%)
700,000	IDEXX Laboratories, Inc.[1]	22,713,021	61,215,000
1,063,800	Insulet Corp.[1]	19,074,442	20,361,132
150,000	Intuitive Surgical, Inc.[1]	2,175,000	81,262,500
1,500,000	Masimo Corp.[1]	33,862,646	35,070,000

		77,825,109	197,908,632
	Health Care Facilities (2.28%)
3,393,000	Brookdale Senior Living, Inc.[1]	63,633,934	63,516,960
1,750,000	Emeritus Corp.[1]	50,131,389	30,905,000

		113,765,323	94,421,960
	Health Care Supplies (0.56%)
350,000	Gen-Probe, Inc.[1,5]	13,000,731	23,243,500
	Life Sciences Tools & Services (2.36%)
300,000	Covance, Inc.[1]	10,515,514	14,289,000
800,000	Luminex Corp.[1]	12,962,765	18,680,000
350,000	Mettler-Toledo International, Inc.[1]	20,860,001	64,662,500

		44,338,280	97,631,500

See Notes to Financial Statements.	17

Baron Small Cap Fund	March 31, 2012

STATEMENT OF NET ASSETS (UNAUDITED) (Continued)

MARCH 31, 2012

Shares		Cost	Value
Common Stocks (continued)
Health Care (continued)
	Pharmaceuticals (0.82%)
900,000	Questcor Pharmaceuticals, Inc.[1]	$32,972,413	$33,858,000

Total Health Care		281,901,856	447,063,592

Industrials (20.34%)
	Aerospace & Defense (3.84%)
2,554,000	The KEYW Holding Corp.[1,4]	29,049,865	19,793,500
1,200,000	TransDigm Group, Inc.[1]	29,809,086	138,912,000

		58,858,951	158,705,500
	Air Freight & Logistics (0.49%)
1,200,000	XPO Logistics, Inc.[1]	19,164,182	20,160,000
	Construction & Farm Machinery & Heavy Trucks (0.91%)
1,750,000	Accuride Corp.[1]	25,842,449	15,207,500
300,000	Wabtec Corp.	8,810,810	22,611,000

		34,653,259	37,818,500
	Diversified Support Services (1.01%)
1,750,000	Ritchie Bros. Auctioneers, Inc.[2]	32,711,666	41,580,000
	Electrical Components & Equipment (2.05%)
621,789	Acuity Brands, Inc.	32,792,245	39,067,003
1,300,000	Polypore International, Inc.[1]	48,383,031	45,708,000

		81,175,276	84,775,003
	Environmental & Facilities Services (4.02%)
1,263,000	Clean Harbors, Inc.[1]	32,659,388	85,037,790
2,500,000	Waste Connections, Inc.	44,418,371	81,325,000

		77,077,759	166,362,790
	Industrial Machinery (3.77%)
1,000,000	Graco, Inc.	23,209,297	53,060,000
750,000	Nordson Corp.	22,985,459	40,882,500
139,925	Proto Labs, Inc.[1]	2,238,800	4,770,043
1,203,326	Rexnord Corp.[1]	22,354,323	25,390,179
725,000	Tennant Co.	26,702,222	31,900,000

		97,490,101	156,002,722
	Railroads (1.19%)
900,000	Genesee & Wyoming, Inc., Cl A1	23,192,198	49,122,000
	Research & Consulting Services (2.04%)
655,500	Acacia Research Corp.[1]	22,646,625	27,360,570
680,272	Acacia Research Corp.[1,3,6]	24,999,996	27,061,220
1,250,000	Mistras Group, Inc.[1]	14,680,295	29,775,000

		62,326,916	84,196,790
	Trading Companies & Distributors (1.02%)
1,750,000	Air Lease Corp.[1]	42,316,017	42,122,500

Total Industrials		528,966,325	840,845,805

Information Technology (20.40%)
	Application Software (5.72%)
1,000,000	ACI Worldwide, Inc.[1]	36,185,750	40,270,000
1,750,000	Advent Software, Inc.[1]	31,149,679	44,800,000
2,750,000	RealPage, Inc.[1]	56,541,933	52,717,500
1,250,000	Synchronoss Technologies, Inc.[1]	40,198,814	39,900,000
804,700	The Ultimate Software Group, Inc.[1]	23,895,824	58,968,416

		187,972,000	236,655,916
Shares		Cost	Value
Common Stocks (continued)
Information Technology (continued)
	Data Processing & Outsourced Services (1.95%)
1,000,000	FleetCor Technologies, Inc.[1]	$25,103,188	$38,770,000
650,000	Wright Express Corp.[1]	30,423,456	42,074,500

		55,526,644	80,844,500
	Electronic Components (0.94%)
1,000,000	Rogers Corp.[1,4]	43,765,303	38,750,000
	Electronic Equipment & Instruments (4.68%)
1,250,000	Cognex Corp.	41,565,530	52,950,000
425,000	Coherent, Inc.[1]	19,858,143	24,790,250
1,000,000	FEI Company[1]	40,213,282	49,110,000
1,500,000	FLIR Systems, Inc.	10,094,186	37,965,000
1,000,000	National Instruments Corp.	18,830,479	28,520,000

		130,561,620	193,335,250
	Electronic Manufacturing Services (0.56%)
1,750,000	Mercury Computer Systems, Inc.[1,4]	32,185,131	23,187,500
	Internet Software & Services (0.90%)
4,000,000	Function (x), Inc.[1,3,7]	10,000,000	9,960,000
2,000,000	Velti plc[1,2]	26,821,358	27,100,000

		36,821,358	37,060,000
	IT Consulting & Other Services (5.65%)
875,000	Equinix, Inc.[1,5]	55,025,037	137,768,750
2,250,000	Gartner, Inc.[1]	41,942,703	95,940,000

		96,967,740	233,708,750

Total Information Technology		583,799,796	843,541,916

Materials (1.55%)
	Diversified Metals & Mining (1.44%)
4,000,000	Globe Specialty Metals, Inc.[4]	46,608,066	59,480,000
	Specialty Chemicals (0.11%)
51,000	EcoSynthetix, Inc. (Canada)[1,2]	461,933	284,285
162,726	Kraton Performance Polymers, Inc.[1]	4,286,843	4,323,630

		4,748,776	4,607,915

Total Materials		51,356,842	64,087,915

Telecommunication Services (3.38%)
	Wireless Telecommunication Services (3.38%)
2,750,000	SBA Communications Corp., Cl A1	26,849,041	139,727,500

Utilities (0.42%)
	Electric Utilities (0.42%)
225,000	ITC Holdings Corp.	9,427,959	17,311,500

Total Common Stocks		2,634,877,528	4,002,198,968

18	See Notes to Financial Statements.

March 31, 2012	Baron Small Cap Fund

STATEMENT OF NET ASSETS (UNAUDITED) (Continued)

MARCH 31, 2012

Shares		Cost	Value
Private Equity Investments (0.06%)

Consumer Discretionary (0.06%)
	Hotels, Resorts & Cruise Lines (0.06%)
3,500,000	Kerzner International
	Holdings Ltd., Cl A1,2,3,5,7	$35,000,000	$2,310,000

Warrants (0.01%)

Consumer Discretionary (0.01%)
	Internet Retail (0.01%)
242,589	Vitacost.com, Inc. Warrants,
	Exp 2/16/2015[1,3,4,6]	30,234	557,955

Information Technology (0.00%)
	Internet Software & Services (0.00%)
4,000,000	Function (x), Inc. Warrants,
	Exp 8/22/2014[1,3,7]	0	40,000

Total Warrants		30,234	597,955

Principal
Amount

Short Term Investments (3.13%)

$129,406,328	Repurchase Agreement with Fixed Income Clearing Corp., dated 3/30/2012, 0.01% due 4/2/2012; Proceeds at maturity - $129,406,436; (Fully collateralized by U.S. Treasury Note, 2.625% - due 7/31/2014; Market value $58,882,113 and U.S. Treasury Note, 2.625% due 12/31/2014; Market value $73,115,938)[6]	129,406,328	129,406,328

Total Investments (99.99%)		$2,799,314,090	4,134,513,251

Cash and Other Assets Less Liabilities (0.01%)			507,050

Net Assets			$4,135,020,301

Retail Shares (Equivalent to $26.00 per share based on 129,585,500 shares outstanding)			$3,369,182,786

Institutional Shares (Equivalent to $26.19 per share based on 29,244,913 shares outstanding)			$765,837,515

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]
At March 31, 2012, the market value of restricted and fair valued securities amounted to $80,538,937 or 1.95% of net assets. None of these securities are deemed liquid. See Note 6 regarding Restricted Securities.

[4]	See Note 9 regarding “Affiliated” companies.
[5]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[6]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[7]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	19

Baron Opportunity Fund	March 31, 2012

STATEMENT OF NET ASSETS (UNAUDITED)

MARCH 31, 2012

Shares		Cost	Value
Common Stocks (98.16%)
Consumer Discretionary (18.72%)
	Apparel, Accessories & Luxury Goods (1.05%)
51,000	lululemon athletica, Inc.[1]	$2,346,530	$3,808,680
	Automotive Retail (1.48%)
154,000	CarMax, Inc.[1]	4,045,117	5,336,100
	Broadcasting (4.37%)
165,000	Discovery Communications, Inc., Series C1	6,104,973	7,735,200
91,400	Liberty Media Corp., CI A1	5,520,763	8,056,910

		11,625,736	15,792,110
	Footwear (2.49%)
185,000	Crocs, Inc.[1]	4,129,215	3,870,200
81,000	Deckers Outdoor Corporation[1]	6,506,495	5,107,050

		10,635,710	8,977,250
	Internet Retail (9.33%)
144,500	Blue Nile, Inc.[1]	5,398,884	4,765,610
195,762	HomeAway, Inc.[1]	4,801,703	4,966,482
121,800	MakeMyTrip Ltd.[1,2]	2,870,439	2,797,746
46,373	Netflix, Inc.[1]	5,239,411	5,334,750
13,736	priceline.com, Inc.[1]	3,850,067	9,855,580
189,900	Shutterfly, Inc.[1]	5,274,312	5,949,567

		27,434,816	33,669,735

Total Consumer Discretionary		56,087,909	67,583,875

Energy (9.34%)
	Coal & Consumable Fuels (0.60%)
135,000	Ceres, Inc.[1]	1,755,000	2,158,650
	Oil & Gas Equipment & Services (5.76%)
96,864	CARBO Ceramics, Inc.	8,110,269	10,214,309
63,100	Oil States International, Inc.[1]	4,370,884	4,925,586
323,250	RigNet, Inc.[1]	4,028,963	5,666,572

		16,510,116	20,806,467
	Oil & Gas Exploration & Production (1.16%)
135,881	Oasis Petroleum, Inc.[1]	1,981,231	4,189,211
	Oil & Gas Storage & Transportation (1.82%)
172,500	Golar LNG Ltd.[2]	6,295,507	6,563,625

Total Energy		26,541,854	33,717,953

Financials (3.68%)
	Asset Management & Custody Banks (0.81%)
130,000	Financial Engines, Inc.[1]	1,812,981	2,906,800
	Consumer Finance (0.98%)
133,700	Green Dot Corp., CI A1	5,598,670	3,545,724
	Specialized Finance (1.89%)
185,100	MSCI, Inc., Cl A1	4,662,910	6,813,531

Total Financials		12,074,561	13,266,055

Health Care (11.58%)
	Health Care Equipment (5.44%)
55,000	Edwards Lifesciences Corp.[1]	4,752,354	4,000,150
9,876	Intuitive Surgical, Inc.[1]	2,570,330	5,350,323
295,244	Masimo Corp.[1]	7,441,827	6,902,805
176,418	NxStage Medical, Inc.[1]	3,308,754	3,399,575

		18,073,265	19,652,853
Shares		Cost	Value
Common Stocks (continued)
Health Care (continued)
	Health Care Supplies (1.21%)
65,600	Gen-Probe, Inc.[1,4]	$3,959,926	$4,356,496
	Health Care Technology (2.63%)
46,628	Athenahealth, Inc.[1]	2,477,062	3,456,067
47,597	Cerner Corp.[1]	2,971,093	3,624,988
103,211	Vocera Communications, Inc.[1]	1,651,376	2,415,137

		7,099,531	9,496,192
	Life Sciences Tools & Services (1.15%)
178,040	Luminex Corp.[1]	3,309,875	4,157,234
	Pharmaceuticals (1.15%)
110,400	Questcor Pharmaceuticals, Inc.[1]	3,956,767	4,153,248

Total Health Care		36,399,364	41,816,023

Industrials (6.92%)
	Electrical Components & Equipment (2.65%)
271,368	Polypore International, Inc.[1]	10,424,245	9,541,299
	Environmental & Facilities Services (1.14%)
156,500	Tetra Tech, Inc.[1]	3,377,195	4,125,340
	Industrial Machinery (0.33%)
35,075	Proto Labs, Inc.[1]	561,200	1,195,707
	Research & Consulting Services (2.80%)
146,500	CoStar Group, Inc.[1]	6,513,594	10,115,825

Total Industrials		20,876,234	24,978,171

Information Technology (42.39%)
	Application Software (11.07%)
128,410	ANSYS, Inc.[1]	4,065,633	8,349,218
40,800	FactSet Research Systems, Inc.	2,626,470	4,040,832
67,872	Informatica Corp.[1]	2,457,218	3,590,429
562,610	RealPage, Inc.[1]	11,571,515	10,785,234
34,500	salesforce.com, Inc.[1]	4,057,067	5,330,595
245,944	Synchronoss Technologies, Inc.[1]	7,350,395	7,850,532

		32,128,298	39,946,840
	Communications Equipment (3.32%)
243,500	Riverbed Technology, Inc.[1]	6,146,054	6,837,480
162,435	Ubiquiti Networks, Inc.[1]	2,820,364	5,137,819

		8,966,418	11,975,299
	Computer Hardware (2.00%)
12,031	Apple, Inc.[1]	477,587	7,212,224
	Electronic Manufacturing Services (1.75%)
200,000	MA-COM Technology Solutions[1]	3,800,000	4,148,000
164,000	Mercury Computer Systems, Inc.[1]	2,358,218	2,173,000

		6,158,218	6,321,000
	Internet Software & Services (12.32%)
232,004	Bankrate, Inc.[1]	3,480,060	5,742,099
267,700	Bazaarvoice, Inc.[1]	3,472,146	5,319,199
200,000	ExactTarget, Inc.[1]	4,607,089	5,200,000
32,000	LinkedIn Corp., CI A1	2,053,754	3,263,680
305,000	LivePerson, Inc.[1]	3,339,684	5,114,850
280,000	Millennial Media, Inc.[1]	3,640,000	6,580,000
79,000	Rackspace Hosting, Inc.[1]	3,045,947	4,565,410
640,811	Velti plc[1,2]	6,435,368	8,682,989

		30,074,048	44,468,227

20	See Notes to Financial Statements.

March 31, 2012	Baron Opportunity Fund

STATEMENT OF NET ASSETS (UNAUDITED) (Continued)

MARCH 31, 2012

Shares		Cost	Value
Common Stocks (continued)
Information Technology (continued)
	IT Consulting & Other Services (8.41%)
94,000	Equinix, Inc.[1,4]	$3,805,023	$14,800,300
288,144	Gartner, Inc.[1]	5,808,336	12,286,460
211,500	ServiceSource International, Inc.[1]	2,786,787	3,274,020

		12,400,146	30,360,780
	Semiconductors (1.55%)
133,926	Mellanox Technologies Ltd.[1,2]	3,976,660	5,602,125
	Systems Software (1.97%)
129,000	MICROS Systems, Inc.[1]	6,280,319	7,132,410

Total Information Technology		100,461,694	153,018,905

Materials (1.22%)
	Fertilizers & Agricultural Chemicals (0.72%)
362,644	Agrinos AS (Mexico)[1,2]	2,584,609	2,579,057
	Specialty Chemicals (0.50%)
325,070	EcoSynthetix, Inc. (Canada)[1,2]	3,046,731	1,812,010

Total Materials		5,631,340	4,391,067

Telecommunication Services (4.31%)
	Wireless Telecommunication Services (4.31%)
250,500	NII Holdings, Inc.[1]	10,882,890	4,586,655
216,000	SBA Communications Corp., Cl A1	3,814,005	10,974,959

Total Telecommunication Services		14,696,895	15,561,614

Total Common Stocks		272,769,851	354,333,663

Preferred Stocks (0.69%)

Utilities (0.69%)
	Independent Power Producers & Energy Traders (0.69%)
550,661	Better Place, Inc., Series C1,3,4,6	2,500,001	2,500,001

Principal
Amount		Cost	Value

Short Term Investments (2.25%)

$8,108,380	Repurchase Agreement with Fixed Income Clearing Corp., dated 3/30/2012, 0.01% due 4/2/2012; Proceeds at maturity - $8,108,387; (Fully collateralized by U.S. Treasury Note, 2.625% due 12/31/2014; Market value - $8,271,563)[5]	$8,108,380	$8,108,380

Total Investments (101.10%)		$283,378,232	364,942,044

Liabilities Less Cash and Other Assets (-1.10%)			(3,984,526)

Net Assets			$360,957,518

Retail Shares (Equivalent to $15.85 per share based on 19,590,472 shares outstanding)			$310,602,461

Institutional Shares (Equivalent to $15.98 per share based on 3,152,114 shares outstanding)			$50,355,057

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]
At March 31, 2012, the market value of restricted and fair valued securities amounted to $2,500,001 or 0.69% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	21

Baron Fifth Avenue Growth Fund	March 31, 2012

STATEMENT OF NET ASSETS (UNAUDITED)

MARCH 31, 2012

Shares		Cost	Value
Common Stocks (97.28%)

Consumer Discretionary (20.49%)
	Advertising (1.67%)
18,770	Omnicom Group, Inc.	$839,351	$950,700
	Apparel, Accessories & Luxury Goods (0.53%)
6,530	Michael Kors Holdings Ltd.[1,2]	130,600	304,233
	Broadcasting (1.82%)
11,750	Liberty Media Corp., CI A1	622,660	1,035,762
	Casinos & Gaming (3.02%)
13,790	Wynn Resorts Ltd.	1,707,417	1,722,095
	Education Services (2.71%)
56,422	New Oriental Education & Technology Group, ADR[1,2]	1,400,160	1,549,348
	Internet Retail (7.67%)
12,865	Amazon.com, Inc.[1]	2,067,269	2,605,291
2,471	priceline.com, Inc.[1]	1,377,691	1,772,943

		3,444,960	4,378,234
	Restaurants (3.07%)
24,589	YUM! Brands, Inc.	1,375,610	1,750,245

Total Consumer Discretionary		9,520,758	11,690,617

Consumer Staples (4.55%)
	Hypermarkets & Super Centers (1.12%)
7,000	Costco Wholesale Corp.	361,906	635,600
	Packaged Foods & Meats (2.17%)
15,008	Mead Johnson Nutrition Co., Cl A	1,093,399	1,237,860
	Personal Products (1.26%)
11,642	The Estee Lauder Companies, Inc., Cl A	643,427	721,105

Total Consumer Staples		2,098,732	2,594,565

Energy (3.14%)
	Integrated Oil & Gas (1.65%)
9,922	Occidental Petroleum Corp.	796,892	944,872
	Oil & Gas Storage & Transportation (1.49%)
22,315	Golar LNG Ltd.[2]	923,574	849,086

Total Energy		1,720,466	1,793,958

Financials (10.76%)
	Asset Management & Custody Banks (2.14%)
73,560	Cetip SA - Mercados Organizados (formerly, Cetip SA Balcão Organizado de Ativos e Derivativos) (Brazil)[2]	1,055,875	1,220,997
	Diversified Banks (1.28%)
20,990	ICICI Bank Limited, ADR[2]	729,246	731,921
	Diversified Real Estate Activities (2.83%)
51,123	Brookfield Asset Management, Inc., Cl A2	1,489,804	1,613,953
	Specialized Finance (4.51%)
138,255	BM&FBOVESPA SA (Brazil)[2]	741,430	851,289
5,962	The CME Group, Inc.	1,546,060	1,724,986

		2,287,490	2,576,275

Total Financials		5,562,415	6,143,146

Shares		Cost	Value

Common Stocks (continued)

Health Care (3.74%)
	Health Care Equipment (2.21%)
2,331	Intuitive Surgical, Inc.[1]	$666,941	$1,262,819
	Life Sciences Tools & Services (1.53%)
16,605	Illumina, Inc.[1]	492,416	873,589

Total Health Care		1,159,357	2,136,408

Industrials (9.35%)
	Aerospace & Defense (1.03%)
3,385	Precision Castparts Corp.	532,088	585,267
	Air Freight & Logistics (1.62%)
19,881	Expeditors International of Washington, Inc.	847,616	924,665
	Marine (1.18%)
5,000	Kuehne & Nagel International AG (China)[2]	578,090	676,304
	Research & Consulting Services (3.15%)
6,608	IHS, Inc., Cl A1	582,678	618,839
25,084	Verisk Analytics, Inc., Cl A1	945,625	1,178,196

		1,528,303	1,797,035
	Trading Companies & Distributors (2.37%)
25,000	Fastenal Co.	461,814	1,352,500

Total Industrials		3,947,911	5,335,771

Information Technology (37.69%)
	Application Software (3.74%)
14,343	Citrix Systems, Inc.[1]	851,140	1,131,806
6,500	salesforce.com, Inc.[1]	772,498	1,004,315

		1,623,638	2,136,121
	Communications Equipment (2.42%)
20,310	QUALCOMM, Inc.	1,183,282	1,381,486
	Computer Hardware (8.07%)
7,687	Apple, Inc.[1]	2,140,103	4,608,126
	Data Processing & Outsourced Services (5.85%)
3,590	MasterCard, Inc., Cl A	1,104,914	1,509,739
15,489	Visa, Inc., Cl A	1,374,626	1,827,702

		2,479,540	3,337,441
	Internet Software & Services (11.32%)
14,056	Baidu, Inc., ADR[1,2]	1,818,041	2,048,943
4,171	Google, Inc., Cl A1	1,898,873	2,674,612
5,533	LinkedIn Corp., CI A1	412,104	564,311
49,805	Millennial Media, Inc.[1]	647,465	1,170,417

		4,776,483	6,458,283
	IT Consulting & Other Services (4.72%)
13,045	Cognizant Technology Solutions
	Corp., Cl A1	879,197	1,003,813
10,738	Equinix, Inc.[1,4]	886,625	1,690,698

		1,765,822	2,694,511
	Systems Software (1.57%)
14,935	Red Hat, Inc.[1]	725,139	894,457

Total Information Technology		14,694,007	21,510,425

22	See Notes to Financial Statements.

March 31, 2012	Baron Fifth Avenue Growth Fund

STATEMENT OF NET ASSETS (UNAUDITED) (Continued)

MARCH 31, 2012

Shares		Cost	Value

Common Stocks (continued)

Materials (7.56%)
	Diversified Chemicals (1.69%)
11,031	BASF SE (Germany)[2]	$750,872	$964,963
	Diversified Metals & Mining (2.18%)
36,720	Molycorp, Inc.[1]	1,451,098	1,242,238
	Fertilizers & Agricultural Chemicals (3.69%)
26,419	Monsanto Co.	1,951,401	2,107,179

Total Materials		4,153,371	4,314,380

Total Common Stocks		42,857,017	55,519,270

Preferred Stocks (0.67%)

Utilities (0.67%)
	Independent Power Producers & Energy Traders (0.67%)
83,700	Better Place, Inc., Series C1,3,4,6	379,998	379,998

Principal
Amount

Short Term Investments (10.04%)

$5,732,767	Repurchase Agreement with Fixed Income Clearing Corp., dated 3/30/2012, 0.01% due 4/2/2012; Proceeds at maturity - $5,732,772; (Fully collateralized by U.S. Treasury Note, 2.625% due 12/31/2014; Market value -$5,849,063)[5]	5,732,767	5,732,767

Total Investments (107.99%)		$48,969,782	61,632,035

Liabilities Less Cash and Other Assets (-7.99%)			(4,559,732)

Net Assets			$57,072,303

Retail Shares (Equivalent to $12.06 per share based on 2,728,765 shares outstanding)			$32,895,626

Institutional Shares (Equivalent to $12.10 per share based on 1,997,458 shares outstanding)			$24,176,677

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]
At March 31, 2012, the market value of restricted and fair valued securities amounted to $379,998 or 0.67% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	23

Baron Funds	March 31, 2012

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

MARCH 31, 2012

				Baron	Baron Fifth
	Baron Asset	Baron Growth	Baron Small	Opportunity	Avenue Growth
	Fund	Fund	Cap Fund	Fund	Fund

Assets:
Investments in securities, at value*
Unaffiliated investments	$2,463,721,330	$5,781,331,964	$3,816,059,128	$364,942,044	$61,632,035
“Affiliated” investments	—	480,456,699	318,454,123	—	—

Total investments in securities, at value	2,463,721,330	6,261,788,663	4,134,513,251	364,942,044	61,632,035
Foreign currency, at value†	—	—	25,294	—	—
Receivable for securities sold	2,902,068	17,451,824	22,556,060	1,858,865	—
Receivable for shares sold	677,275	5,816,085	8,856,292	803,791	652,313
Dividends and interest receivable	824,486	3,187,614	1,516,192	4	24,643
Prepaid expenses	41,265	101,932	64,874	5,291	641

	2,468,166,424	6,288,346,118	4,167,531,963	367,609,995	62,309,632

Liabilities:
Payable for securities purchased	2,264,356	8,639,819	26,075,640	6,119,301	5,179,590
Payable for shares redeemed	2,935,795	7,223,741	6,139,605	460,026	14,657
Investment advisory fees payable (Note 4)	530	631	495	235	769
Distribution fees payable (Note 4)	563	822	136	670	491
Accrued expenses and other payables	288,987	508,805	295,786	72,245	41,822

	5,490,231	16,373,818	32,511,662	6,652,477	5,237,329

Net Assets	$2,462,676,193	$6,271,972,300	$4,135,020,301	$360,957,518	$57,072,303

Net Assets consist of:
Paid-in capital	$1,282,455,655	$3,570,105,385	$2,693,007,598	$277,257,646	$45,881,838
Accumulated net investment loss	(5,462,991)	(15,743,630)	(11,159,864)	(1,910,317)	(47,604)
Undistributed (accumulated) net realized gain (loss) on investments
and foreign currency transactions	91,044,072	118,470,518	117,973,532	4,046,377	(1,424,061)
Net unrealized appreciation on investments and foreign currency
translations	1,094,639,457	2,599,140,027	1,335,199,035	81,563,812	12,662,130

Net Assets	$2,462,676,193	$6,271,972,300	$4,135,020,301	$360,957,518	$57,072,303

Retail Shares:
Net Assets	$2,074,543,810	$4,543,805,788	$3,369,182,786	$310,602,461	$32,895,626

Shares Outstanding ($0.01 par value; indefinite shares authorized)	39,715,127	81,711,478	129,585,500	19,590,472	2,728,765

Net Asset Value Per Share	$52.24	$55.61	$26.00	$15.85	$12.06

Institutional Shares:
Net Assets	$388,132,383	$1,728,166,512	$765,837,515	$50,355,057	$24,176,677

Shares Outstanding ($0.01 par value; indefinite shares authorized)	7,367,339	30,847,700	29,244,913	3,152,114	1,997,458

Net Asset Value Per Share	$52.68	$56.02	$26.19	$15.98	$12.10

*Investments in securities, at cost:
Unaffiliated investments	$1,369,081,873	$3,361,152,075	$2,470,278,971	$283,378,232	$48,969,782
“Affiliated” investments	—	301,497,663	329,035,119	—	—

Total investments in securities, at cost	$1,369,081,873	$3,662,649,738	$2,799,314,090	$283,378,232	$48,969,782

†Foreign currency, at cost:	$—	$—	$25,420	$—	$—

24	See Notes to Financial Statements.

March 31, 2012	Baron Funds

STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED MARCH 31, 2012

				Baron	Baron Fifth
	Baron Asset	Baron Growth	Baron Small	Opportunity	Avenue Growth
	Fund	Fund	Cap Fund	Fund	Fund

Investment income:
Income:
Dividends — unaffiliated investments	$10,124,978	$18,247,322	$11,443,242	$263,135	$193,100
Dividends — “affiliated” investments	—	4,315,328	1,640,000	—	—
Interest	2,128	4,693	8,578	508	43
Securities lending income	—	92,766	27,985	—	—
Foreign taxes withheld on dividends	(58,793)	(443,863)	(106,685)	(4,183)	(2,149)

Total income	10,068,313	22,216,246	13,013,120	259,460	190,994

Expenses:
Investment advisory fees (Note 4)	11,797,669	29,861,148	19,071,467	1,577,363	176,225
Distribution fees — Retail Shares (Note 4)	2,537,763	5,577,801	3,963,688	341,406	33,001
Shareholder servicing agent fees and expenses — Retail Shares	324,660	471,475	269,495	72,550	15,741
Shareholder servicing agent fees and expenses — Institutional Shares	15,198	52,771	33,128	7,695	4,919
Reports to shareholders	407,000	1,061,800	485,500	69,925	1,119
Custodian and fund accounting fees	50,627	275,571	89,488	17,759	13,778
Registration and filing fees	61,260	106,500	84,500	36,625	17,500
Trustee fees and expenses	46,150	116,470	71,940	6,090	150
Professional fees	13,126	85,489	40,330	21,811	17,398
Insurance expense	18,125	47,438	29,330	2,282	260
Administration fees	13,253	13,253	13,243	13,243	13,252
Line of credit fees	11,600	30,020	19,620	1,718	161
Miscellaneous expenses	1,210	1,255	1,255	1,310	1,311

Total operating expenses	15,297,641	37,700,991	24,172,984	2,169,777	294,815
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	—	—	—	(39,221)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	—	—	—	(16,996)

Net expenses	15,297,641	37,700,991	24,172,984	2,169,777	238,598

Net investment loss	(5,229,328)	(15,484,745)	(11,159,864)	(1,910,317)	(47,604)

Realized and unrealized gain (loss) on investments:
Net realized gain on investments sold — unaffiliated investments	107,394,033	125,211,971	130,456,629	6,726,871	1,763,178
Net realized gain (loss) on investments sold — “affiliated” investments	—	827,142	(12,163,478)	—	—
Net realized gain (loss) on foreign currency transactions	—	(457,181)	1,414	(3,061)	(60,062)
Net change in unrealized appreciation (depreciation) of:
Investments	422,310,577	1,071,191,558	796,015,011	62,156,794	10,100,480
Foreign currency translations	—	209,490	(124)	—	(123)

Net gain on investments	529,704,610	1,196,982,980	914,309,452	68,880,604	11,803,473

Net increase in net assets resulting from operations	$524,475,282	$1,181,498,235	$903,149,588	$66,970,287	$11,755,869

See Notes to Financial Statements.	25

Baron Funds	March 31, 2012

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Baron Asset Fund		Baron Growth Fund		Baron Small Cap Fund

	For the Six	For the Year	For the Six	For the Year	For the Six	For the Year
	Months Ended	Ended	Months Ended	Ended	Months Ended	Ended
	March 31,	September 30,	March 31,	September 30,	March 31,	September 30,
	2012	2011	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(5,229,328)	$(10,768,505)	$(15,484,745)	$(32,694,899)	$(11,159,864)	$(23,502,406)
Net realized gain	107,394,033	344,184,684	125,581,932	732,722,363	118,294,565	303,026,886
Net change in unrealized appreciation	422,310,577	(240,884,984)	1,071,401,048	(423,488,699)	796,014,887	(303,776,962)

Increase (decrease) in net assets resulting from operations	524,475,282	92,531,195	1,181,498,235	276,538,765	903,149,588	(24,252,482)

Distributions to shareholders from:
Net realized gain on investments — Retail Shares	(295,295,363)	(36,608,080)	(70,607,923)	—	(61,121,880)	—
Net realized gain on investments — Institutional Shares	(44,957,997)	(4,102,537)	(22,801,280)	—	(11,404,144)	—

Decrease in net assets from distributions to shareholders	(340,253,360)	(40,710,617)	(93,409,203)	—	(72,526,024)	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	62,193,708	206,407,108	376,662,373	783,256,081	267,359,167	834,198,906
Proceeds from the sale of shares — Institutional Shares	76,882,597	158,035,997	315,064,738	750,443,066	170,489,830	417,020,031
Net asset value of shares issued in reinvestment of
distributions — Retail Shares	287,463,007	35,501,226	68,478,826	—	59,178,355	—
Net asset value of shares issued in reinvestment of
distributions — Institutional Shares	43,162,313	3,978,079	20,899,104	—	9,976,143	—
Cost of shares redeemed — Retail Shares	(356,213,254)	(800,573,643)	(829,497,435)	(1,812,333,634)	(491,476,652)	(1,037,488,928)
Cost of shares redeemed — Institutional Shares	(48,816,943)	(108,385,325)	(140,238,148)	(197,066,002)	(71,692,052)	(121,981,124)

Increase (decrease) in net assets derived from capital
share transactions	64,671,428	(505,036,558)	(188,630,542)	(475,700,489)	(56,165,209)	91,748,885

Net increase (decrease) in net assets	248,893,350	(453,215,980)	899,458,490	(199,161,724)	774,458,355	67,496,403

Net Assets:
Beginning of period	2,213,782,843	2,666,998,823	5,372,513,810	5,571,675,534	3,360,561,946	3,293,065,543

End of period	$2,462,676,193	$2,213,782,843	$6,271,972,300	$5,372,513,810	$4,135,020,301	$3,360,561,946

Accumulated net investment loss at end of period	$(5,462,991)	$(233,663)	$(15,743,630)	$(258,885)	$(11,159,864)	$—

Capital share transactions — Retail Shares
Shares sold	1,248,642	3,687,700	7,216,071	15,087,977	11,227,098	34,224,681
Shares issued in reinvestment of distributions	6,436,700	647,714	1,393,262	—	2,677,754	—
Shares redeemed	(7,252,302)	(14,257,555)	(15,911,941)	(35,222,598)	(20,693,571)	(42,912,694)

Net increase (decrease)	433,040	(9,922,141)	(7,302,608)	(20,134,621)	(6,788,719)	(8,688,013)

Capital share transactions — Institutional Shares
Shares sold	1,540,500	2,782,061	5,912,022	14,556,325	7,047,634	17,262,870
Shares issued in reinvestment of distributions	959,162	72,290	422,375	—	448,568	—
Shares redeemed	(992,611)	(1,905,740)	(2,645,391)	(3,770,758)	(2,993,353)	(4,971,165)

Net increase	1,507,051	948,611	3,689,006	10,785,567	4,502,849	12,291,705

26	See Notes to Financial Statements.

March 31, 2012	Baron Funds

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED) (Continued)

	Baron Opportunity Fund		Baron Fifth Avenue Growth Fund

	For the Six	For the Year	For the Six	For the Year
	Months Ended	Ended	Months Ended	Ended
	March 31,	September 30,	March 31,	September 30,
	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(1,910,317)	$(3,140,264)	$(47,604)	$(188,697)
Net realized gain	6,723,810	30,640,922	1,703,116	3,699,728
Net change in unrealized appreciation	62,156,794	(28,903,584)	10,100,357	(3,964,878)

Increase (decrease) in net assets resulting from operations	66,970,287	(1,402,926)	11,755,869	(453,847)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	54,248,043	99,843,614	4,730,610	3,050,164
Proceeds from the sale of shares — Institutional Shares	11,008,383	25,978,090	10,441,940	289,391
Cost of shares redeemed — Retail Shares	(42,029,271)	(73,176,427)	(3,179,882)	(8,346,674)
Cost of shares redeemed — Institutional Shares	(5,130,270)	(15,328,420)	(284,022)	(299,679)

Increase (decrease) in net assets derived from capital share transactions	18,096,885	37,316,857	11,708,646	(5,306,798)

Net increase (decrease) in net assets	85,067,172	35,913,931	23,464,515	(5,760,645)

Net Assets:
Beginning of period	275,890,346	239,976,415	33,607,788	39,368,433

End of period	$360,957,518	$275,890,346	$57,072,303	$33,607,788

Accumulated net investment loss at end of period	$(1,910,317)	$—	$(47,604)	$—

Capital share transactions — Retail Shares
Shares sold	3,821,453	6,935,681	426,649	298,692
Shares redeemed	(2,972,198)	(5,004,246)	(306,603)	(833,767)

Net increase (decrease)	849,255	1,931,435	120,046	(535,075)

Capital share transactions — Institutional Shares
Shares sold	761,866	1,795,441	893,269	29,991
Shares redeemed	(355,972)	(1,044,429)	(27,896)	(29,170)

Net increase	405,894	751,012	865,373	821

See Notes to Financial Statements.	27

Baron Funds	March 31, 2012

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

Baron Investment Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust on February 19, 1987. The Trust currently offers five series (individually, a “Fund” and collectively, the “Funds”): Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund.

Each Fund offers two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for investments in the amount of $1 million or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of Baron Funds through fee based platforms, retirement platforms or other platforms. Each class of shares has equal rights to earnings and assets except that each class bears different expenses for distribution and shareholder servicing. Each Fund’s investment income, realized and unrealized gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

The investment objectives of the Funds are as follows:

Baron Asset Fund seeks capital appreciation through long-term investments primarily in securities of medium-sized companies with undervalued assets or favorable growth prospects.

Baron Growth Fund seeks capital appreciation through long-term investments primarily in securities of small-sized growth companies.

Baron Small Cap Fund seeks capital appreciation through investments primarily in securities of small-sized growth companies.

Baron Opportunity Fund seeks capital appreciation through investments primarily in growth companies with market capitalization between $1 billion and $15 billion that benefit from technology advances.

Baron Fifth Avenue Growth Fund seeks capital appreciation through investments primarily in securities of large-sized growth companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation. The Funds’ share prices or net asset values are calculated as of the close of the regular trading session (usually 4 p.m. E.T.) on the New York Stock Exchange (“NYSE”) on any day on which the NYSE is open. Portfolio securities traded on any national stock exchange are valued based on the last sale price. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. Where market quotations are not readily available, or, if in BAMCO, Inc.’s (the “Adviser”) judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the securities will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”).The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior executives and the Committee reports to the Board every quarter. Factors the Committee considers when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. Debt instruments having a remaining maturity greater than sixty days will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. Money market instruments held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at 4 p.m. E.T., except under the circumstances described below. Most foreign markets close before 4 p.m. E.T. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as fifteen hours old at 4 p.m. E.T. If the Adviser determines that developments between the close of the foreign markets and 4 p.m. E.T. will, in its judgment, materially affect the value of some or all of the Funds’ securities, the Adviser will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. E.T. In deciding whether to make these adjustments, the Adviser reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent non-U.S. securities and baskets of non-U.S. securities. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The Adviser cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

b) Securities Transactions, Investment Income and Expense Allocation. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis which includes the accretion of discounts and amortization of premiums. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses of the Trust that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

c) Foreign Currency Translations. Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the time the net asset value is determined. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions include gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions. The Funds may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

March 31, 2012	Baron Funds

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

d) Securities Lending. The Funds may lend securities to certain brokers. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities. At March 31, 2012, the Funds did not have any securities on loan.

e) Repurchase Agreements. The Funds may invest in repurchase agreements, which are short-term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

f) Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. None of the Funds will be subject to federal or state income taxes to the extent that they qualify as Regulated Investment Companies and all of their income is distributed.

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

g) Restricted Securities. The Funds may invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

h) Distributions to Shareholders. Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, partnership basis adjustments, income from passive foreign investment corporations and wash sale losses deferred.

i) Commitments and Contingencies. In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j) Cash and Cash Equivalents. The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the six months ended March 31, 2012 were as follows:

Fund	Purchases	Sales
Baron Asset Fund	$183,169,351	$462,713,642
Baron Growth Fund	446,828,024	625,378,844
Baron Small Cap Fund	565,272,331	630,036,829
Baron Opportunity Fund	161,661,705	135,799,678
Baron Fifth Avenue Growth Fund	32,860,935	21,774,577

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees. The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund and Baron Opportunity Fund equal to 1% per annum of the average daily net assets of the respective Funds. The Adviser receives a fee payable monthly from Baron Fifth Avenue Growth Fund equal to 0.90% per annum for daily net assets under $1 billion, 0.85% per annum for daily net assets greater than $1 billion but less than $2 billion and 0.80% per annum for daily net assets greater than $2 billion. For Baron Opportunity Fund and Baron Fifth Avenue Growth Fund, the Adviser has contractually agreed to reduce its fee, to the extent required to limit the net operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses) to 1.50% and 1.30% of average daily net assets of the Retail Shares, and 1.25% and 1.05% of average daily net assets of the Institutional Shares, respectively.

b) Distribution Fees. Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered broker-dealer and the distributor of the Retail Shares pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Funds to pay BCI a distribution fee payable monthly equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees. Certain Trustees of the Trust may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of the Funds’Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds in that capacity.

d) Fund Accounting and Administration Fees. The Funds have entered into an agreement with State Street Bank and Trust Company (the “Custodian”) to perform accounting and certain administrative services. The Custodian is compensated for fund accounting services based on a percentage of the Funds’ net assets, subject to certain minimums plus fixed annual fees for the administrative services.

5. LINE OF CREDIT

The Funds participate in a committed line of credit agreement with the Custodian to be used for temporary purposes, primarily for financing redemptions. Each Fund may borrow up to the lesser of $100 million or the maximum amount each Fund may borrow under the 1940 Act, the limitations included in each Fund’s prospectus, or any limit or restriction under any law or regulation to which each Fund is subject or any agreement to which each Fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the Funds may not exceed $100 million. Interest is charged to each Fund, based on its borrowings, at a rate per annum equal to the higher of the Federal

Baron Funds	March 31, 2012

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)

5. LINE OF CREDIT (Continued)

Funds Rate or the Overnight Libor Rate plus a margin of 1.00%. A commitment fee of 0.12% per annum is incurred on the unused portion of the line of credit and is allocated to the participating Funds. During the six months ended March 31, 2012, there were no loans outstanding under the line of credit.

6. RESTRICTED SECURITIES

At March 31, 2012, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At March 31, 2012, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Asset Fund
	Acquisition
Name of Issuer	Date(s)	Value
Private Equity Investments
Kerzner International Holdings Ltd., Cl A	9/27/2006	$3,432,000
Windy City Investments Holdings, L.L.C.	11/13/2007 - 1/27/2011	25,472,964

Total Restricted Securities:
(Cost $86,581,905)† (1.17% of Net Assets)		$28,904,964

	Baron Growth Fund
	Acquisition
Name of Issuer	Date(s)	Value

Common Stocks
Halcon Resources Corp.	3/1/2012	$45,300,000
Private Equity Investments
Kerzner International Holdings Ltd., Cl A	9/27/2006	4,884,000
Windy City Investments Holdings, L.L.C.	11/13/2007 - 1/27/2011	8,574,376
Preferred Stocks
Better Place, Inc., Series C	12/1/2011	21,845,000

Total Restricted Securities:
(Cost $149,475,998)† (1.29% of Net Assets)		$80,603,376

	Baron Small Cap Fund
	Acquisition
Name of Issuer	Date	Value

Common Stocks
Acacia Research Corp.	2/21/2012	$27,061,220
Function (x), Inc.	8/25/2011	9,960,000
Halcon Resources Corp.	3/1/2012	35,233,344
Vitacost.com, Inc.	2/17/2012	5,376,418
Private Equity Investments
Kerzner International Holdings Ltd., Cl A	9/27/2006	2,310,000
Warrants
Function (x), Inc. Warrants, Exp 8/22/2014	8/25/2011	40,000
Vitacost.com, Inc. Warrants, Exp 2/16/2015	2/17/2012	557,955

Total Restricted Securities:
(Cost $110,030,229)† (1.95% of Net Assets)		$80,538,937

	Baron Opportunity Fund
	Acquisition
Name of Issuer	Date	Value

Preferred Stocks
Better Place, Inc., Series C
(Cost $2,500,001) (0.69% of Net Assets)	12/1/2011	$2,500,001

	Baron Fifth Avenue Growth Fund
	Acquisition
Name of Issuer	Date	Value

Preferred Stocks
Better Place, Inc., Series C
(Cost $379,998) (0.67% of Net Assets)	12/1/2011	$379,998

† See Statements of Net Assets for cost of individual securities.

March 31, 2012	Baron Funds

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•
Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•
Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, non-U.S. securities, whose markets close hours before the Funds value their holdings, may require revised valuations due to significant movement in the U.S. markets. Since these values are not obtained from quoted prices in an active market such securities are reflected as Level 2.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

The following is a summary of the inputs used as of March 31, 2012 in valuing the Funds’ investments carried at fair value:

	Baron Asset Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks†	$2,399,266,138	$—	$—	$2,399,266,138
Private Equity Investments†	—	—	28,904,964	28,904,964
Short Term Investments	—	35,550,228	—	35,550,228

Total Investments	$2,399,266,138	$35,550,228	$28,904,964	$2,463,721,330

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on March 31, 2012. There have been no significant transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the six months ended March 31, 2012.

	Baron Growth Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks†	$6,090,423,828	$109,782,254	$—	$6,200,206,082
Private Equity Investments†	—	—	13,458,376	13,458,376
Preferred Stocks	—	—	21,845,000	21,845,000
Short Term Investments	—	26,279,205	—	26,279,205

Total Investments	$6,090,423,828	$136,061,459	$35,303,376	$6,261,788,663

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on March 31, 2012. There have been no significant transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the six months ended March 31, 2012.

† See Statements of Net Assets for additional detailed categorizations.

Baron Funds	March 31, 2012

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Small Cap Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks†	$3,924,567,986	$67,670,982	$9,960,000	$4,002,198,968
Private Equity Investments†	—	—	2,310,000	2,310,000
Warrants†	—	557,955	40,000	597,955
Short Term Investments	—	129,406,328	—	129,406,328

Total Investments	$3,924,567,986	$197,635,265	$12,310,000	$4,134,513,251

The fair value of Level 2 investments at September 30, 2011 was $230,021,063. $27,500,220 was transferred out of Level 2 into Level 1 at March 31, 2012 as a result of no longer adjusting closing prices for certain securities (as described in Note 2a), due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

	Baron Opportunity Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks†	$354,333,663	$—	$—	$354,333,663
Preferred Stocks	—	—	2,500,001	2,500,001
Short Term Investments	—	8,108,380	—	8,108,380

Total Investments	$354,333,663	$8,108,380	$2,500,001	$364,942,044

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on March 31, 2012. There have been no significant transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the six months ended March 31, 2012.

	Baron Fifth Avenue Growth Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks†	$55,519,270	$—	$—	$55,519,270
Preferred Stocks	—	—	379,998	379,998
Short Term Investments	—	5,732,767	—	5,732,767

Total Investments	$55,519,270	$5,732,767	$379,998	$61,632,035

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on March 31, 2012. There have been no significant transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the six months ended March 31, 2012.

† See Statements of Net Assets for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Baron Asset Fund

										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	September 30,	Premiums/	Gain	Appreciation			Into	Out of	March 31,	March 31,
Securities	2011	Discounts	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2012	2012
Private Equity Investments
Consumer
Discretionary	$2,964,000	$—	$—	$468,000	$—	$—	$—	$—	$3,432,000	$468,000
Financials	21,090,138	—	—	4,382,826	—	—	—	—	25,472,964	4,382,826

Total	$24,054,138	$—	$—	$4,850,826	$—	$—	$—	$—	$28,904,964	$4,850,826

March 31, 2012	Baron Funds

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Growth Fund

										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	September 30,	Premiums/	Gain	Appreciation			Into	Out of	March 31,	March 31,
Securities	2011	Discounts	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2012	2012
Private Equity Investments
Consumer
Discretionary	$4,218,000	$—	$—	$666,000	$—	$—	$—	$—	$4,884,000	$666,000
Financials	7,099,087	—	—	1,475,289	—	—	—	—	8,574,376	1,475,289
Preferred Stocks
Utilities	—	—	—	—	21,845,000	—	—	—	21,845,000	—

Total	$11,317,087	$—	$—	$2,141,289	$21,845,000	$—	$—	$—	$35,303,376	$2,141,289

	Baron Small Cap Fund

										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	September 30,	Premiums/	Gain	Appreciation			Into	Out of	March 31,	March 31,
Securities	2011	Discounts	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2012	2012
Common Stocks
Information
Technology	$9,960,000	$—	$—	$—	$—	$—	$—	$—	$9,960,000	$—
Private Equity Investments
Consumer
Discretionary	1,995,000	—	—	315,000	—	—	—	—	2,310,000	315,000
Warrants
Information
Technology	40,000	—	—	—	—	—	—	—	40,000	—

Total	$11,995,000	$—	$—	$315,000	$—	$—	$—	$—	$12,310,000	$315,000

	Baron Opportunity Fund

										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	September 30,	Premiums/	Gain	Appreciation			Into	Out of	March 31,	March 31,
Securities	2011	Discounts	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2012	2012
Preferred Stocks
Utilities	$—	$—	$—	$—	$2,500,001	$—	$—	$—	$2,500,001	$—

Total	$—	$—	$—	$—	$2,500,001	$—	$—	$—	$2,500,001	$—

Baron Funds	March 31, 2012

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Fifth Avenue Growth Fund

										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	September 30,	Premiums/	Gain	Appreciation			Into	Out of	March 31,	March 31,
Securities	2011	Discounts	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2012	2012
Preferred Stocks
Utilities	$—	$—	$—	$—	$379,998	$—	$—	$—	$379,998	$—

Total	$—	$—	$—	$—	$379,998	$—	$—	$—	$379,998	$—

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, foreign currency gains and losses, partnership basis adjustments, income from passive foreign investment corporations and wash sale losses deferred. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

As of March 31, 2012, the components of net assets on a tax basis were substantially as follows:

			Baron	Baron	Baron Fifth
	Baron Asset	Baron Growth	Small Cap	Opportunity	Avenue Growth
	Fund	Fund	Fund	Fund	Fund
Cost of investments	$1,369,081,873	$3,662,649,738	$2,799,314,090	$283,378,232	$48,969,782

Gross tax unrealized appreciation	1,165,745,392	2,700,029,401	1,498,203,207	96,663,366	12,945,602
Gross tax unrealized depreciation	(71,105,935)	(100,889,374)	(163,004,172)	(15,099,554)	(283,472)

Net tax unrealized appreciation	1,094,639,457	2,599,140,027	1,335,199,035	81,563,812	12,662,130
Accumulated net investment loss	(5,462,991)	(15,743,630)	(11,159,864)	(1,910,317)	(47,604)
Undistributed (accumulated) net realized gain (loss)	91,044,072	118,470,518	117,973,532	4,046,377	(1,424,061)
Paid-in capital	1,282,455,655	3,570,105,385	2,693,007,598	277,257,646	45,881,838

Net Assets	$2,462,676,193	$6,271,972,300	$4,135,020,301	$360,957,518	$57,072,303

As of September 30, 2011, the Funds had capital loss carryforwards expiring as follows:

			Baron	Baron	Baron Fifth
	Baron Asset	Baron Growth	Small Cap	Opportunity	Avenue Growth
	Fund	Fund	Fund	Fund	Fund
September 30, 2017	$—	$—	$—	$2,393,917	$—
September 30, 2018	—	—	—	—	3,001,329

	$—	$—	$—	$2,393,917	$3,001,329

The tax character of distributions paid during the six months ended March 31, 2012 and the fiscal year ended September 30, 2011 was as follows:

	Six Months Ended		Year Ended
	March 31, 2012		September 30, 2011

		Long Term		Long Term
Fund	Ordinary[1]	Capital Gain	Ordinary[1]	Capital Gain
Baron Asset Fund	$—	$340,253,360	$—	$40,710,617
Baron Growth Fund	—	93,409,203	—	—
Baron Small Cap Fund	—	72,526,024	—	—
Baron Opportunity Fund	—	—	—	—
Baron Fifth Avenue Growth Fund	—	—	—	—

1 For tax purposes, short-term capital gains are considered ordinary income distributions.

The Funds follow the provisions of the FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At March 31, 2012, the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

March 31, 2012	Baron Funds

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010. New capital losses may now be carried forward indefinitely. Rules in effect prior to December 22, 2010 limited the carryforward period to eight years. Post-enactment capital loss carryforwards must be fully used before capital loss carryforwards generated prior to the enactment of the Act. As a result of this ordering rule, pre-enactment capital loss carryforwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short term or long-term capital losses rather than all short-term as under previous rules.

9. TRANSACTIONS IN “AFFILIATED” COMPANIES1

BARON GROWTH FUND

	Value at					Shares Held at	Value at
	September 30,	Purchase	Sales	Realized	Dividend	March 31,	March 31,
Name of Issuer	2011	Cost	Proceeds	Gains/(Losses)	Income	2012	2012
“Affiliated” Company as of March 31, 2012:
Blue Nile, Inc.	$35,280,000	$—	$6,087,376	$(1,749,592)	$—	821,400	$27,089,772
Choice Hotels International, Inc.	89,382,900	—	—	—	1,112,775	3,007,500	112,300,050
DeVry, Inc.	133,980,000	—	—	—	543,750	3,625,000	122,778,750
Peet’s Coffee & Tea, Inc.	44,512,000	—	5,865,826	2,576,734	—	700,000	51,590,000
Strayer Education, Inc.	51,752,250	14,656,080	—	—	1,696,000	848,000	79,949,440
Vail Resorts, Inc.	72,018,292	4,459,000	—	—	962,803	2,005,750	86,748,687

	$426,925,442	$19,115,080	$11,953,202	$827,142	$4,315,328		$480,456,699

BARON SMALL CAP FUND

	Value at					Shares Held at	Value at
	September 30,	Purchase	Sales	Realized	Dividend	March 31,	March 31,
Name of Issuer	2011	Cost	Proceeds	Gains/(Losses)	Income	2012	2012
“Affiliated” Company as of March 31, 2012:
Bravo Brio Restaurant Group, Inc.	$27,101,585	$1,961,155	$—	$—	$—	1,750,000	$34,930,000
The Chefs’ Warehouse, Inc.	14,700,000	3,420,356	—	—	—	1,500,000	34,710,000
Chesapeake Lodging Trust	24,140,000	—	—	—	840,000	2,000,000	35,940,000
Globe Specialty Metals, Inc.	58,080,000	—	—	—	800,000	4,000,000	59,480,000
Great Wolf Resorts, Inc.	7,833,600	—	5,503,284	(17,040,613)	—	2,000,000	11,440,000
The KEYW Holding Corp.	16,957,350	1,304,102	—	—	—	2,554,000	19,793,500
Lumber Liquidators Holdings, Inc.	21,517,500	—	—	—	—	1,425,000	35,781,750
Mercury Computer Systems, Inc.	20,125,000	—	—	—	—	1,750,000	23,187,500
Rogers Corp.	39,130,000	—	—	—	—	1,000,000	38,750,000
Vitacost.com, Inc.	11,067,000	—	—	—	—	2,325,000	18,507,000
Vitacost.com, Inc. Restricted	—	4,999,998	—	—	—	710,227	5,376,418
Vitacost.com, Inc. Warrants, Exp 2/16/2015	—	30,234	—	—	—	242,589	557,955

	$240,652,035	$11,715,845	$5,503,284	$(17,040,613)	$1,640,000		$318,454,123

No Longer an “Affiliated” Company as of March 31, 2012:
Iconix Brand Group, Inc.	$61,620,000	$—	$12,989,665	$648,266	$—	3,250,000	$56,485,000
Mistras Group, Inc.	28,974,000	—	9,244,184	4,228,869	—	1,250,000	29,775,000

	$90,594,000	$—	$22,233,849	$4,877,135	$—		$86,260,000

1 An “Affiliated” Company, as defined in the 1940 Act, is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the six month period ended March 31, 2012.

10. NEW ACCOUNTING PRONOUNCEMENT

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers; ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity, and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. The Adviser is currently evaluating the impact this disclosure may have on the Funds’ financial statements.

35

Baron Funds	March 31, 2012

FINANCIAL HIGHLIGHTS (UNAUDITED)

BARON ASSET FUND

Selected data for a share outstanding throughout each period:

	RETAIL SHARES										INSTITUTIONAL SHARES
	Six Months										Six Months
	Ended										Ended	Year Ended
	March 31,	Year Ended September 30,									March 31,	September 30,
	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003	2012	2011	2010	2009[3]

Net asset value, beginning of period	$49.00	$49.27	$43.62	$52.12	$66.57	$60.08	$56.52	$47.89	$40.05	$35.65	$49.30	$49.43	$43.65	$37.38

Income (loss) from investment operations:
Net investment loss	(0.12)[1]	(0.23)[1]	(0.28)[1]	(0.20)[1]	(0.29)[1]	(0.10)[1]	(0.27)	(0.46)	(0.43)	(0.46)	(0.06)[1]	(0.10)[1]	(0.15)[1]	(0.05)[1]
Net realized and unrealized gain (loss) on investments	11.13	0.73	5.93	(5.68)	(12.08)	11.27	6.64	12.08	8.27	6.04	11.21	0.74	5.93	6.32

Total from investment operations	11.01	0.50	5.65	(5.88)	(12.37)	11.17	6.37	11.62	7.84	5.58	11.15	0.64	5.78	6.27

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(7.77)	(0.77)	0.00	(2.62)	(2.08)	(4.68)	(2.81)	(2.99)	0.00	(1.18)	(7.77)	(0.77)	0.00	0.00

Total distributions	(7.77)	(0.77)	0.00	(2.62)	(2.08)	(4.68)	(2.81)	(2.99)	0.00	(1.18)	(7.77)	(0.77)	0.00	0.00

Net asset value, end of period	$52.24	$49.00	$49.27	$43.62	$52.12	$66.57	$60.08	$56.52	$47.89	$40.05	$52.68	$49.30	$49.43	$43.65
Total return	25.15%[4]	0.85%	12.95%	(9.88)%	(19.14)%	19.56%	11.54%	25.21%	19.58%	16.11%	25.30%[4]	1.14%	13.24%	16.77%[4]

Ratios/Supplemental data:
Net assets (in millions), end of period	$2,074.5	$1,924.9	$2,424.2	$2,652.6	$3,311.8	$4,468.0	$3,365.6	$2,687.4	$2,002.4	$1,957.2	$388.1	$288.9	$242.8	$82.3

Ratio of operating expenses to average net assets	1.33%[5]	1.33%	1.32%	1.36%[2]	1.33%[2]	1.34%[2]	1.33%	1.34%	1.34%	1.34%	1.06%[5]	1.06%	1.06%	1.16%[5]

Ratio of net investment loss to average net assets	(0.48)%[5]	(0.41)%	(0.61)%	(0.54)%	(0.49)%	(0.17)%	(0.49)%	(0.91)%	(0.90)%	(1.14)%	(0.22)%[5]	(0.18)%	(0.33)%	(0.39)%[5]

Portfolio turnover rate	7.92%[4]	23.89%	13.04%	14.67%	16.02%	13.39%	21.87%	11.47%	19.57%	27.95%	7.92%[4]	23.89%	13.04%	14.67%[4]

[1]	Based on average shares outstanding.
[2]	Benefit of expense reduction rounds to less than 0.01%.
[3]	For the period May 29, 2009 (Commencement of Operations) to September 30, 2009.
[4]	Not Annualized.
[5]	Annualized.

36	See Notes to Financial Statements.

March 31, 2012	Baron Funds

FINANCIAL HIGHLIGHTS (UNAUDITED) (Continued)

BARON GROWTH FUND

Selected data for a share outstanding throughout each period:

	RETAIL SHARES										INSTITUTIONAL SHARES
	Six Months										Six Months
	Ended										Ended	Year Ended
	March 31,	Year Ended September 30,									March 31,	September 30,
	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003	2012	2011	2010	2009[3]

Net asset value, beginning of period	$46.18	$44.37	$39.00	$41.69	$54.55	$47.23	$45.96	$38.92	$32.65	$26.96	$46.46	$44.52	$39.03	$33.71

Income (loss) from investment operations:
Net investment loss	(0.15)[1]	(0.29)[1]	(0.34)[1]	(0.18)[1]	(0.28)[1]	(0.25)[1]	(0.29)	(0.29)	(0.30)	(0.25)	(0.08)[1]	(0.17)[1]	(0.22)[1]	(0.04)[1]
Net realized and unrealized gain (loss) on investments	10.41	2.10	5.71	(2.47)	(10.07)	10.11	3.61	7.33	6.57	5.94	10.47	2.11	5.71	5.36

Total from investment operations	10.26	1.81	5.37	(2.65)	(10.35)	9.86	3.32	7.04	6.27	5.69	10.39	1.94	5.49	5.32

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(0.83)	0.00	0.00	(0.04)	(2.51)	(2.54)	(2.05)	0.00	0.00	0.00	(0.83)	0.00	0.00	0.00

Total distributions	(0.83)	0.00	0.00	(0.04)	(2.51)	(2.54)	(2.05)	0.00	0.00	0.00	(0.83)	0.00	0.00	0.00

Net asset value, end of period	$55.61	$46.18	$44.37	$39.00	$41.69	$54.55	$47.23	$45.96	$38.92	$32.65	$56.02	$46.46	$44.52	$39.03
Total return	22.44%[4]	4.08%	13.77%	(6.34)%	(19.78)%	21.41%	7.36%	18.09%	19.20%	21.11%	22.59%[4]	4.36%	14.07%	15.78%[4]

Ratios/Supplemental data:
Net assets (in millions), end of period	$4,543.8	$4,110.8	$4,842.8	$5,034.5	$5,615.0	$7,075.9	$5,315.8	$5,005.1	$3,135.6	$2,185.4	$1,728.2	$1,261.8	$728.9	$238.7
Ratio of operating expenses to average net assets	1.33%[5]	1.32%	1.32%	1.35%[2]	1.32%[2]	1.31%[2]	1.31%	1.31%	1.33%	1.36%	1.07%[5]	1.06%	1.06%	1.13%[5]

Ratio of net investment loss to average net assets	(0.59)%[5]	(0.56)%	(0.80)%	(0.56)%	(0.59)%	(0.49)%	(0.61)%	(0.73)%	(0.89)%	(1.11)%	(0.32)%[5]	(0.33)%	(0.53)%	(0.29)%[5]

Portfolio turnover rate	7.62%[4]	13.51%	16.12%	26.65%	25.97%	21.37%	21.27%	15.50%	27.15%	32.63%	7.62%[4]	13.51%	16.12%	26.65%

[1]	Based on average shares outstanding.
[2]	Benefit of expense reduction rounds to less than 0.01%.
[3]	For the period May 29, 2009 (Commencement of Operations) to September 30, 2009.
[4]	Not Annualized.
[5]	Annualized.

See Notes to Financial Statements.	37

Baron Funds	March 31, 2012

FINANCIAL HIGHLIGHTS (UNAUDITED) (Continued)

BARON SMALL CAP FUND

Selected data for a share outstanding throughout each period:

	RETAIL SHARES										INSTITUTIONAL SHARES
	Six Months										Six Months
	Ended										Ended	Year Ended
	March 31,	Year Ended September 30,									March 31,	September 30,
	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003	2012	2011	2010	2009[5]

Net asset value, beginning of period	$20.84	$20.90	$17.96	$18.70	$25.47	$23.59	$23.08	$19.18	$17.26	$13.73	$20.96	$20.97	$17.97	$15.52

Income (loss) from investment operations:
Net investment loss	(0.07)[1]	(0.15)[1]	(0.06)[1]	(0.13)[1]	(0.09)[1]	(0.02)[1]	(0.18)	(0.10)	(0.15)	(0.11)	(0.05)[1]	(0.10)[1]	(0.03)[1]	(0.04)[1]
Net realized and unrealized gain (loss) on investments	5.69	0.09 [2]	3.00	(0.61)	(5.01)	4.96	1.43	4.55	2.07	4.02	5.74	0.09 [2]	3.03	2.49

Total from investment operations	5.62	(0.06)	2.94	(0.74)	(5.10)	4.94	1.25	4.45	1.92	3.91	5.69	(0.01)	3.00	2.45

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(0.46)	0.00	0.00	(0.00)[3]	(1.67)	(3.06)	(0.74)	(0.55)	0.00	(0.38)	(0.46)	0.00	0.00	0.00

Total distributions	(0.46)	0.00	0.00	(0.00)	(1.67)	(3.06)	(0.74)	(0.55)	0.00	(0.38)	(0.46)	0.00	0.00	0.00

Net asset value, end of period	$26.00	$20.84	$20.90	$17.96	$18.70	$25.47	$23.59	$23.08	$19.18	$17.26	$26.19	$20.96	$20.97	$17.97
Total return	27.33%[6]	(0.29)%	16.37%	(3.95)%	(21.44)%	22.54%	5.52%	23.56%	11.12%	29.20%	27.51%[6]	(0.05)%	16.69%	15.79%[6]

Ratios/Supplemental data:
Net assets (in millions), end of period	$3,369.2	$2,842.0	$3,032.0	$2,719.4	$2,871.6	$3,522.4	$2,921.7	$2,828.6	$1,782.1	$1,210.5	$765.8	$518.6	$261.1	$89.4

Ratio of operating expenses to average net assets	1.31%[7]	1.31%	1.31%	1.34%[4]	1.32%[4]	1.31%[4]	1.33%	1.33%	1.33%	1.36%	1.06%[7]	1.06%	1.06%	1.16%[7]
Ratio of net investment loss to average net assets	(0.63)%[7]	(0.63)%	(0.30)%	(0.86)%	(0.42)%	(0.09)%	(0.73)%	(0.48)%	(0.88)%	(0.87)%	(0.38)%[7]	(0.42)%	(0.15)%	(0.75)%[7]

Portfolio turnover rate	15.55%[6]	32.81%	27.22%	35.83%	41.52%	36.51%	39.99%	24.68%	32.92%	30.29%	15.55%[6]	32.81%	27.22%	35.83%

[1]	Based on average shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of investments of the Fund.
[3]	Less than $0.01 per share.
[4]	Benefit of expense reduction rounds to less than 0.01%.
[5]	For the period May 29, 2009 (Commencement of Operations) to September 30, 2009.
[6]	Not Annualized.
[7]	Annualized.

38	See Notes to Financial Statements.

March 31, 2012	Baron Funds

FINANCIAL HIGHLIGHTS (UNAUDITED) (Continued)

BARON OPPORTUNITY FUND

Selected data for a share outstanding throughout each period:

	RETAIL SHARES										INSTITUTIONAL SHARES
	Six Months										Six Months
	Ended										Ended	Year Ended
	March 31,	Year Ended September 30,									March 31,	September 30,
	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003	2012	2011	2010	2009[7]

Net asset value, beginning of period	$12.83	$12.76	$10.61	$9.90	$13.01	$10.05	$9.16	$7.58	$6.48	$3.63	$12.91	$12.80	$10.62	$8.88

Income (loss) from investment operations:
Net investment loss	(0.09)[1]	(0.16)[1]	(0.13)[1]	(0.08)[1]	(0.09)[1]	(0.07)[1]	(0.03)	(0.09)	(0.10)	(0.05)	(0.07)[1]	(0.12)[1]	(0.10)[1]	(0.02)[1]
Net realized and unrealized gain (loss) on investments	3.11	0.23	2.28	0.79	(3.02)	3.03	0.92	1.66	1.18	2.89	3.14	0.23	2.28	1.76

Total from investment operations	3.02	0.07	2.15	0.71	(3.11)	2.96	0.89	1.57	1.08	2.84	3.07	0.11	2.18	1.74

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Redemption fees added to paid-in capital	0.00	0.00	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.02	0.01	0.00	0.00	0.00 [2]	0.00

Net asset value, end of period	$15.85	$12.83	$12.76	$10.61	$9.90	$13.01	$10.05	$9.16	$7.58	$6.48	$15.98	$12.91	$12.80	$10.62
Total return	23.54%[3]	0.55%	20.26%	7.17%	(23.90)%	29.45%[4]	9.72%	20.84%[4]	16.98%[4]	78.51%[4]	23.78%[3]	0.86%	20.53%	19.59%[3,4]

Ratios/Supplemental data:
Net assets (in millions), end of period	$310.6	$240.4	$214.4	$142.7	$154.4	$198.0	$145.4	$145.7	$133.9	$109.3	$50.4	$35.5	$25.5	$10.9

Ratio of operating expenses to average net assets	1.41%[5]	1.41%	1.44%	1.50%	1.42%	1.43%	1.45%	1.52%	1.56%	1.67%	1.15%[5]	1.14%	1.18%	1.37%[5]
Less: Reimbursement of expenses by Adviser and/or offsets	0.00%	0.00%	0.00%	0.00%[6]	0.00%[6]	(0.01)%	0.00%	(0.02)%	(0.06)%	(0.17)%	0.00%	0.00%	0.00%	(0.12)%[5]

Ratio of net expenses to average net assets	1.41%[5]	1.41%	1.44%	1.50%	1.42%	1.42%	1.45%	1.50%	1.50%	1.50%	1.15%[5]	1.14%	1.18%	1.25%[5]

Ratio of net investment loss to average net assets	(1.25)%[5]	(1.11)%	(1.08)%	(1.00)%	(0.79)%	(0.61)%	(0.26)%	(1.01)%	(1.25)%	(1.18)%	(0.98)%[5]	(0.84)%	(0.83)%	(0.74)%[5]

Portfolio turnover rate	44.49%[3]	65.43%	76.44%	68.09%	61.44%	46.20%	67.25%	83.64%	86.35%	89.72%	44.49%[3]	65.43%	76.44%	68.09%

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	Not Annualized.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]	Annualized.
[6]	Benefit of expense reduction rounds to less than 0.01%.
[7]	For the period May 29, 2009 (Commencement of Operations) to September 30, 2009.

See Notes to Financial Statements.	39

Baron Funds	March 31, 2012

FINANCIAL HIGHLIGHTS (UNAUDITED) (Continued)

BARON FIFTH AVENUE GROWTH FUND

Selected data for a share outstanding throughout each period:

	RETAIL SHARES									INSTITUTIONAL SHARES
	Six Months									Six Months
	Ended									Ended	Year Ended
	March 31,	Year Ended September 30,								March 31,	September 30,
	2012	2011	2010	2009	2008	2007	2006	2005	2004[1]	2012	2011	2010	2009[8]

Net asset value, beginning of period	$8.98	$9.21	$8.60	$10.38	$14.12	$12.22	$11.56	$9.89	$10.00	$9.00	$9.21	$8.61	$7.54

Income (loss) from investment operations:
Net investment income (loss)	(0.02)[2]	(0.06)[2]	(0.03)[2]	0.03 [2]	0.00 [2,3]	(0.01)[2]	(0.02)	(0.05)	(0.02)	0.00 [2,3]	(0.03)[2]	(0.01)[2]	0.02 [2]
Net realized and unrealized gain (loss) on investments	3.10	(0.17)	0.66	(1.03)	(2.62)	1.91	0.68	1.72	(0.09)	3.10	(0.18)	0.66	1.05

Total from investment operations	3.08	(0.23)	0.63	(1.00)	(2.62)	1.90	0.66	1.67	(0.11)	3.10	(0.21)	0.65	1.07

Less distributions to shareholders from:
Net investment income	0.00	0.00	(0.02)	(0.01)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.05)	0.00
Net realized gain (loss) on investments	0.00	0.00	0.00	(0.77)	(1.12)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	(0.02)	(0.78)	(1.12)	0.00	0.00	0.00	0.00	0.00	0.00	(0.05)	0.00

Net asset value, end of period	$12.06	$8.98	$9.21	$8.60	$10.38	$14.12	$12.22	$11.56	$9.89	$12.10	$9.00	$9.21	$8.61

Total return	34.30%[4,5]	(2.50)%[4]	7.38%[4]	(7.75)%[4]	(19.96)%[4]	15.55%	5.71%	16.89%[4]	(1.10)%[4,5]	34.44%[4,5]	(2.28)%[4]	7.59%[4]	14.19%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of period	$32.9	$23.4	$29.0	$32.8	$58.2	$110.2	$123.3	$96.5	$49.3	$24.2	$10.2	$10.4	$9.5

Ratio of operating expenses to average net assets	1.60%[6]	1.59%	1.62%	1.69%	1.47%	1.36%	1.39%	1.49%	1.67%[6]	1.32%[6]	1.31%	1.35%	1.61%[6]
Less: Reimbursement of expenses by Adviser and/or offsets	(0.30)%[6]	(0.29)%	(0.25)%	(0.29)%	(0.07)%	0.00%[7]	0.00%	(0.09)%	(0.27)%[6]	(0.27)%[6]	(0.26)%	(0.24)%	(0.46)%[6]

Ratio of net expenses to average net assets	1.30%[6]	1.30%	1.37%	1.40%	1.40%	1.36%	1.39%	1.40%	1.40%[6]	1.05%[6]	1.05%	1.11%	1.15%[6]

Ratio of net investment income (loss) to average net assets	(0.33)%[6]	(0.55)%	(0.32)%	0.40%	(0.01)%	(0.08)%	(0.16)%	(0.58)%	(0.79)%[6]	(0.07)%[6]	(0.30)%	(0.07)%	0.58%[6]

Portfolio turnover rate	54.57%[5]	75.36%	57.67%	39.61%	39.59%	28.75%	105.77%	46.71%	7.58%[5]	54.57%[5]	75.36%	57.67%	39.61%

[1]	For the period April 30, 2004 (Commencement of Operations) to September 30, 2004.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]	Not Annualized.
[6]	Annualized.
[7]	Benefit of expense reduction rounds to less than 0.01%.
[8]	For the period May 29, 2009 (Commencement of Operations) to September 30, 2009.

40	See Notes to Financial Statements.

March 31, 2012	Baron Funds

FUND EXPENSES (UNAUDITED)

As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on October 1, 2011 and held for the six months ended March 31, 2012.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED MARCH 31, 20121

	Actual	Beginning	Ending	Annualized	Expenses
	Total	Account Value	Account Value	Expense	Paid During
	Return	October 1, 2011	March 31, 2012	Ratio	the Period[2]
Baron Asset Fund- Retail Shares	25.15%	$1,000.00	$1,251.50	1.33%	$7.49
Baron Asset Fund- Institutional Shares	25.30%	$1,000.00	$1,253.00	1.06%	$5.97
Baron Growth Fund- Retail Shares	22.44%	$1,000.00	$1,224.40	1.33%	$7.40
Baron Growth Fund- Institutional Shares	22.59%	$1,000.00	$1,225.90	1.07%	$5.95
Baron Small Cap Fund- Retail Shares	27.33%	$1,000.00	$1,273.30	1.31%	$7.45
Baron Small Cap Fund- Institutional Shares	27.51%	$1,000.00	$1,275.10	1.06%	$6.03
Baron Opportunity Fund- Retail Shares	23.54%	$1,000.00	$1,235.40	1.41%	$7.88
Baron Opportunity Fund- Institutional Shares	23.78%	$1,000.00	$1,237.80	1.15%	$6.43
Baron Fifth Avenue Growth Fund- Retail Shares	34.30%	$1,000.00	$1,343.00 [3]	1.30%[4]	$7.61
Baron Fifth Avenue Growth Fund- Institutional Shares	34.44%	$1,000.00	$1,344.40 [3]	1.05%[4]	$6.15

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED MARCH 31, 2012

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account Value	Account Value	Expense	Paid During
	Total Return	October 1, 2011	March 31, 2012	Ratio	the Period[2]
Baron Asset Fund- Retail Shares	5.00%	$1,000.00	$1,018.35	1.33%	$6.71
Baron Asset Fund- Institutional Shares	5.00%	$1,000.00	$1,019.70	1.06%	$5.35
Baron Growth Fund- Retail Shares	5.00%	$1,000.00	$1,018.35	1.33%	$6.71
Baron Growth Fund- Institutional Shares	5.00%	$1,000.00	$1,019.65	1.07%	$5.40
Baron Small Cap Fund- Retail Shares	5.00%	$1,000.00	$1,018.45	1.31%	$6.61
Baron Small Cap Fund- Institutional Shares	5.00%	$1,000.00	$1,019.70	1.06%	$5.35
Baron Opportunity Fund- Retail Shares	5.00%	$1,000.00	$1,017.95	1.41%	$7.11
Baron Opportunity Fund- Institutional Shares	5.00%	$1,000.00	$1,019.25	1.15%	$5.81
Baron Fifth Avenue Growth Fund- Retail Shares	5.00%	$1,000.00	$1,018.50 [3]	1.30%[4]	$6.56
Baron Fifth Avenue Growth Fund- Institutional Shares	5.00%	$1,000.00	$1,019.75 [3]	1.05%[4]	$5.30

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]	Expenses are equal to each Share Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
[3]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[4]	Annualized expense ratios are adjusted to reflect fee waiver.

41

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MAR 12

Item 2. Code of Ethics.
Not applicable.

Item 3. Audit Committee Financial Expert.
Not applicable.

Item 4. Principal Accountant Fees and Services.
Not applicable.

Item 5. Audit Committee of Listed Registrants.
Not applicable.

Item 6. Schedule of Investments.
Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON INVESTMENT FUNDS TRUST

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: May 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: May 23, 2012

By:	/s/ Peggy Wong
Peggy Wong
Treasurer and Chief Financial Officer

Date: May 23, 2012